SECOND AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                         Dime Community Capital Trust I

                            Dated as of July 29, 2004













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                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----


                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

Section 1.1.    Definitions....................................................1

                                       ARTICLE II
                                  TRUST INDENTURE ACT

Section 2.1.    Trust Indenture Act; Application..............................11
Section 2.2.    List of Holders of Trust Securities...........................11
Section 2.3.    Reports by the Institutional Trustee..........................11
Section 2.4.    Periodic Reports to Institutional Trustee.....................12
Section 2.5.    Evidence of Compliance with Conditions Precedent..............12
Section 2.6.    Events of Default; Waiver.....................................12
Section 2.7.    Default; Notice...............................................13

                                      ARTICLE III
                                      ORGANIZATION

Section 3.1.    Name..........................................................14
Section 3.2.    Office........................................................14
Section 3.3.    Purpose.......................................................14
Section 3.4.    Authority.....................................................14
Section 3.5.    Title to Property of the Trust................................15
Section 3.6.    Powers and Duties of the Trustees and the Administrators......15
Section 3.7.    Prohibition of Actions by the Trust and the Trustees..........20
Section 3.8.    Powers and Duties of the Institutional Trustee................21
Section 3.9.    Certain Duties and Responsibilities of the Trustees and
                the Administrators............................................23
Section 3.10.   Certain Rights of Institutional Trustee.......................25
Section 3.11.   Delaware Trustee..............................................27
Section 3.12.   Execution of Documents........................................27
Section 3.13.   Not Responsible for Recitals or Issuance of Trust Securities..27
Section 3.14.   Duration of Trust.............................................27
Section 3.15.   Mergers.......................................................27

                                       ARTICLE IV
                                        SPONSOR

Section 4.1.    Sponsor's Purchase of Common Securities.......................29
Section 4.2.    Responsibilities of the Sponsor...............................29


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                                       ARTICLE V
                              TRUSTEES AND ADMINISTRATORS

Section 5.1.    Number of Trustees............................................30
Section 5.2.    Delaware Trustee..............................................30
Section 5.3.    Institutional Trustee; Eligibility............................31
Section 5.4.    Administrators................................................31
Section 5.5.    Appointment, Removal and Resignation of the Trustees and
                the Administrators............................................32
Section 5.6.    Vacancies Among Trustees......................................33
Section 5.7.    Effect of Vacancies...........................................34
Section 5.8.    Meetings of the Trustees and the Administrators...............34
Section 5.9.    Delegation of Power...........................................34
Section 5.10.   Merger, Conversion, Consolidation or Succession to Business...35

                                       ARTICLE VI
                                     DISTRIBUTIONS

Section 6.1.    Distributions.................................................35

                                      ARTICLE VII
                              ISSUANCE OF TRUST SECURITIES

Section 7.1.    General Provisions Regarding Trust Securities.................35
Section 7.2.    Paying Agent, Transfer Agent, Calculation Agent and
                Registrar.....................................................36
Section 7.3.    Form and Dating...............................................37
Section 7.4.    Temporary Certificates........................................39
Section 7.5.    Mutilated, Destroyed, Lost or Stolen Certificates.............39
Section 7.6.    Cancellation..................................................40
Section 7.7.    Rights of Holders.............................................40

                                      ARTICLE VIII
                          DISSOLUTION AND TERMINATION OF TRUST

Section 8.1.    Dissolution and Termination of Trust..........................42

                                       ARTICLE IX
                                 TRANSFER OF INTERESTS

Section 9.1.    Transfer of Securities........................................43
Section 9.2.    Transfer Procedures and Restrictions..........................43
Section 9.3.    Deemed Security Holders.......................................51
Section 9.4.    Book-Entry Interests..........................................51
Section 9.5.    Appointment of Successor Clearing Agency......................52

                                    ARTICLE X
   LIMITATION OF LIABILITY OF HOLDERS OF TRUST SECURITIES, TRUSTEES OR OTHERS

Section 10.1.   Liability.....................................................52


                                       ii

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Section 10.2.   Exculpation...................................................52
Section 10.3.   Fiduciary Duty................................................53
Section 10.4.   Indemnification...............................................53
Section 10.5.   Outside Businesses............................................56
Section 10.6.   Compensation; Fee.............................................57

                                       ARTICLE XI
                                       ACCOUNTING

Section 11.1.   Fiscal Year...................................................57
Section 11.2.   Certain Accounting Matters....................................57
Section 11.3.   Banking.......................................................58
Section 11.4.   Withholding...................................................58

                                      ARTICLE XII
                                AMENDMENTS AND MEETINGS

Section 12.1.   Amendments....................................................59
Section 12.2.   Meetings of the Holders of the Trust Securities; Action
                by Written Consent............................................61

                                  ARTICLE XIII
          REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

Section 13.1.   Representations and Warranties of Institutional Trustee.......62
Section 13.2.   Representations and Warranties of Delaware Trustee............63

                                   ARTICLE XIV
                               REGISTRATION RIGHTS

Section 14.1.   Registration Rights Agreement; Liquidated Damages.............64

                                   ARTICLE XV
                                  MISCELLANEOUS

Section 15.1.   Notices.......................................................64
Section 15.2.   Governing Law.................................................65
Section 15.3.   Submission to Jurisdiction....................................66
Section 15.4.   Intention of the Parties......................................66
Section 15.5.   Headings......................................................66
Section 15.6.   Successors and Assigns........................................66
Section 15.7.   Partial Enforceability........................................66
Section 15.8.   Counterparts..................................................67


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                              ANNEXES AND EXHIBITS

ANNEX I Terms of Fixed Rate, Series A/Series B Capital Securities and Common Securities

EXHIBIT A-1-A   Form of Capital Security Certificate, Series A
EXHIBIT A-1-B   Form of Capital Security Certificate, Series B
EXHIBIT A-2     Form of Common Security Certificate
EXHIBIT B       Form of Transferee Certificate to be Executed by Accredited
                Investors
EXHIBIT C       Form of Transferor Certificate to be Executed for QIBs
EXHIBIT D       Form of Transferee Certificate to be Executed by Non-U.S.
                Persons







                                       iv

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                             CROSS-REFERENCE TABLE*

Section of Trust
Indenture Act of                                                  Section of
1939, as Amended                                                 Declaration
----------------                                                 -----------

    310(a)            ......................................          5.3

    310(b)            ......................................    5.3(c), 5.3(d)

    311(a)            ......................................        2.2(b)

    311(b)            ......................................        2.2(b)

    312(a)            ......................................        2.2(a)

    312(b)            ......................................        2.2(b)

     313              ......................................          2.3

    314(a)            ......................................     2.4; 2.7(c);
                                                                 3.6(a)(i)(O)
    314(c)            ......................................          2.5

    315(a)            ......................................      3.6(j); 3.9

    315(b)            ......................................        2.7(a)

    315(c)            ......................................        3.9(a)

    315(d)            ......................................        3.9(b)

    316(a)            ......................................          2.6

    316(c)            ......................................     3.6(a)(i)(M)

    317(a)            ......................................    3.8(e); 3.8(i);
                                                                 3.6(a)(ii)(K)

    317(b)            ......................................      3.8(i); 7.4

     318              ......................................          2.1
------------------

* This Cross-Reference Table does not constitute part of this Declaration and shall not affect the interpretation of any of its terms or provisions.

                SECOND AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                         Dime Community Capital Trust I

                                  July 29, 2004

                  SECOND AMENDED AND RESTATED DECLARATION OF TRUST (as amended or supplemented from time to time in accordance with the terms hereof, this "Declaration"), dated and effective as of July 29, 2004, by the Trustees (as defined herein), the Administrators (as defined herein), the Sponsor (as defined herein) and the Holders from time to time of undivided beneficial interests in the assets of the Trust (as defined herein) to be issued pursuant to this Declaration.

                  WHEREAS, certain of the Trustees and the Sponsor established Dime Community Capital Trust I (the "Trust"), a statutory trust created under the Statutory Trust Act (as defined herein), pursuant to a Declaration of Trust, dated as of March 11, 2004 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on March 12, 2004, for the sole purpose of issuing and selling the Trust Securities (as defined herein) representing undivided beneficial interests in the assets of the Trust, investing the proceeds thereof in the Debt Securities (as defined herein) of the Debt Security Issuer (as defined herein) and engaging in those activities necessary, advisable or incidental thereto;

                  WHEREAS, the Trustees and the Sponsor amended and restated the Original Declaration in its entirety by entering into an Amended and Restated Declaration of Trust, dated March 19, 2004;

                  WHEREAS, the Sponsor and the Trust desire to amend and restate the Amended and Restated Declaration of Trust in its entirety as set forth herein to provide for, among other things, (i) the authorization of additional Paying Agents, and (ii) the duties and responsibilities of Paying Agents other than the Institutional Trustee; and

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act, that this Declaration constitutes the governing instrument of such statutory trust, and that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the Trust Securities, subject to the provisions of this Declaration, and, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders, hereby amends and restates the Amended and Restated Declaration of Trust in its entirety and agrees as follows:

                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

        Section 1.1. DEFINITIONS. Unless the context otherwise requires:

                  (a) capitalized terms used in this Declaration but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Section 1.1 or, if not defined in this Section 1.1 or elsewhere herein, in the Indenture;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" are to this Declaration and each Annex and Exhibit hereto, as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

                  (f) a reference to the singular includes the plural and vice versa.

                  "Additional Amounts" has the meaning set forth in Section 3.06 of the Indenture.

                  "Administrative Action" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Administrators" means each of Kenneth J. Mahon, Michael Pucella and Lance Bennett, solely in such Person's capacity as Administrator of the Trust continued hereunder and not in such Person's individual capacity, or such Administrator's successor in interest in such capacity, or any successor appointed as herein provided.

                  "Affiliate" shall have the meaning given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

                  "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                  "Bankruptcy Event" means, with respect to any Person:

                  (a) a court having jurisdiction in the premises enters a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or for any substantial part of its property, or orders the winding-up or liquidation of its affairs, and such decree, appointment or order remains unstayed and in effect for a period of 90 consecutive days; or

                  (b) such Person commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or



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taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Person or of any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they become due.

                   "Book-Entry Interest" means a beneficial interest in the Global Capital Security registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in Wilmington, Delaware or New York, New York are permitted or required by law or executive order to close.

                  "Capital Securities" means, collectively, the Series A Capital Securities and the Series B Capital Securities.

                  "Capital Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                   "Capital Treatment Event" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Certificate" means any certificate evidencing Trust
Securities.

                  "Certificate of Trust" means the certificate of trust filed with the Secretary of State of the State of Delaware with respect to the Trust, as amended and restated from time to time.

                  "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a global certificate and which shall undertake to effect book entry transfers of the Capital Securities.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers of Trust Securities deposited with the Clearing Agency.

                  "Closing Date" has the meaning set forth in the Purchase Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Common Securities" has the meaning set forth in Section
7.1(a).

                  "Company Indemnified Person" means (a) any Administrator, (b) any Affiliate of any Administrator, (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator or
(d) any officer, employee or agent of the Trust or its Affiliates.

                  "Corporate Trust Office" means the office of the Institutional Trustee at which its corporate trust business shall be principally administered, which at all times shall be located within the United States and at the time of execution of this Declaration shall be Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, Attention: Corporate Trust Administration.

                  "Coupon Rate" has the meaning set forth in paragraph 2(a) of Annex I.

                  "Covered Person" means (a) any Administrator, officer, director, shareholder, partner, member, representative, employee or agent of the Trust or the Trust's Affiliates or (b) any Holder of Trust Securities.

                  "Debt Security Issuer" means Dime Community Bancshares, Inc., a Delaware corporation, in its capacity as issuer of the Debt Securities under the Indenture, and any permitted successor under the Indenture.

                  "Debt Securities" means, collectively, the Series A Debt Securities and the Series B Debt Securities.

                  "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                  "Deferred Interest" means any interest on the Debt Securities that would have been overdue and unpaid for more than one Distribution Payment Date but for the imposition of an Extension Period, and the interest that shall accrue (to the extent that the payment of such interest is legally enforceable) on such interest at the Coupon Rate applicable during such Extension Period, compounded quarterly from the date on which such Deferred Interest would otherwise have been due and payable until paid or made available for payment.

                  "Definitive Capital Securities" means any Capital Securities in certificated form issued by the Trust substantially in the form of Exhibit A-1-A.

                  "Definitive Common Security" means a definitive Certificate registered in the name of the Holder representing a Common Security substantially in the form of Exhibit A-2.

                  "Delaware Trustee" has the meaning set forth in Section 5.2.

                  "Direct Action" has the meaning set forth in Section 3.8(e).

                  "Distribution" means a distribution payable to Holders of Trust Securities in accordance with Section 6.1.

                  "Distribution Payment Date" has the meaning set forth in paragraph 2(c) of Annex I.

                  "Distribution Period" has the meaning set forth in paragraph 2(a) of Annex I.

                  "DTC" means The Depository Trust Company, the initial Clearing Agency.

                  "Event of Default" means the occurrence of an Indenture Event of Default.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Exchange Offer" means the offer that may be made pursuant to the Registration Rights Agreement (i) by the Trust to exchange Series A Capital Securities for Series B Capital Securities and (ii) by the Debt Security Issuer to exchange Series A Debt Securities for Series B Debt Securities and to execute the Series B Guarantee in respect of the Series B Capital Securities.

                  "Extension Period" has the meaning set forth in paragraph 2(b) of Annex I.

                  "Federal Reserve" means the Board of Governors of the Federal Reserve System.

                  "Fiduciary Indemnified Person" shall mean each of the Institutional Trustee (including in its individual capacity), the Delaware Trustee (including in its individual capacity), any Affiliate of the Institutional Trustee or the Delaware Trustee, and any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee or the Delaware Trustee.

                  "Fiscal Year" has the meaning set forth in Section 11.1.

                  "Global Capital Security" has the meaning set forth in Section 7.3(b).

                  "Guarantee" means, collectively, the Series A Guarantee and the Series B Guarantee.

                  "Holder" means a Person in whose name a Certificate representing a Trust Security is registered on the Securities Register maintained by or on behalf of the Registrar, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

                  "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means the Indenture, dated as of the Closing Date, between the Debt Security Issuer and the Indenture Trustee, and any indenture supplemental thereto pursuant to which the Debt Securities are to be issued.

                  "Indenture Event of Default" means an "Event of Default" as defined in the Indenture.



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                  "Indenture Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Investment Company Event" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Issuer Order" shall mean a written order signed in the name of the Trust by an Administrator and delivered to the Institutional Trustee.

                  "Legal Action" has the meaning set forth in Section 3.8(e).

                  "Liquidated Damages Agreement" means the Liquidated Damages Agreement, dated as of March 12, 2004, by and among the Company, the Trust and the Initial Purchaser named therein, as such agreement may be amended, modified or supplemented from time to time.

                  "Liquidation" has the meaning set forth in paragraph 3 of Annex I.

                  "Liquidation Amount" means the liquidation amount of $1,000 per Trust Security.

                  "Liquidation Distribution" has the meaning set forth in paragraph 3 of Annex I.

                  "List of Holders" has the meaning set forth in Section 2.2.

                  "Majority in Liquidation Amount of the Trust Securities" means Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate Liquidation Amount (including the amount that would be paid upon the redemption, liquidation or otherwise on the date upon which the voting percentages are determined, plus unpaid Distributions accrued thereon to such date) of all outstanding Trust Securities of the relevant class.

                  "Maturity Date" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Maturity Redemption Price" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President or any Vice President, and by the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Institutional Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that each Authorized Officer or Person, as the case may be, signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each Authorized Officer or Person, as the case may be, in rendering the Officers' Certificate;

                  (c) a statement that each Authorized Officer or Person, as the case may be, has made such examination or investigation as, in his or her opinion, is necessary to enable such Authorized Officer or Person, as the case may be, to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each Authorized Officer or Person, as the case may be, such condition or covenant has been complied with.

                  "Offering Memorandum" has the meaning set forth in Section 3.6(a)(i)(B).

                  "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or may be other counsel reasonably acceptable to the Institutional Trustee.

                  "Optional Redemption Date" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Optional Redemption Price" has the meaning set forth in paragraph 4(a) of Annex I.

                  "OTS" means the Office of Thrift Supervision or any successor regulatory agency.

                  "Paying Agent" has the meaning set forth in Section 7.2.

                  "Payment Amount" has the meaning set forth in Section 6.1.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "PORTAL" has the meaning set forth in Section 2.6(a)(i)(F).

                  "Property Account" has the meaning set forth in Section
3.8(c).

                  "Pro Rata" has the meaning set forth in paragraph 8 of Annex
I.

                  "Purchase Agreement" means the Purchase Agreement, dated March 12, 2004, by and among the Trust, the Debt Security Issuer, The Dime Savings Bank of Williamsburgh and the Initial Purchaser named therein.

                  "QIB" means a "qualified institutional buyer" as defined under Rule 144A.

                  "Quorum" means a majority of the Administrators or, if there are only two Administrators, both of them.

                  "Redemption/Distribution Notice" has the meaning set forth in paragraph 4(e) of Annex I.

                  "Registrar" has the meaning set forth in Section 7.2.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of March 12, 2004, by and among the Trust, the Debt Security Issuer and the Initial Purchaser named therein, as amended from time to time.

                  "Registration Statement" has the meaning set forth in the Registration Rights Agreement.

                  "Relevant Trustee" has the meaning set forth in Section
5.5(a).

                  "Resale Restriction Termination Date" means, with respect to any Capital Security, the date which is the later of (i) two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of (y) the date of original issuance of such Capital Security and (z) the last date on which the Trust or any Affiliate of the Trust was the Holder of such Capital Security (or any predecessor thereto) and (ii) such later date, if any, as may be required by any subsequent change in applicable law.

                  "Responsible Officer" means, with respect to the Institutional Trustee, any officer within the Corporate Trust Office of the Institutional Trustee with direct responsibility for the administration of this Declaration, including any vice-president, any assistant vice-president, any secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or other officer of the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Restricted Capital Securities" means Capital Securities required by Section 9.2 to contain a Restricted Securities Legend.

                  "Restricted Definitive Capital Securities" means Restricted Capital Securities that are also Definitive Capital Securities.

                  "Restricted Securities Legend" has the meaning set forth in
Section 9.2(h).

                  "Rule 144A" means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereinafter adopted by the Commission.

                  "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

                  "Rule 3a-7" means Rule 3a-7 under the Investment Company Act.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "Securities Register" has the meaning set forth in Section 7.2(a).

                  "Series A Capital Securities" has the meaning specified in
Section 7.1(a).

                  "Series A Debt Securities" means the Fixed Rate Junior Subordinated Deferrable Interest Debt Securities due April 14, 2034, Series A, of the Debt Security Issuer issued pursuant to the Indenture.

                  "Series A Guarantee" means the Series A Guarantee, dated as of the Closing Date, by Dime Community Bancshares, Inc., in respect of the Series A Capital Securities.

                  "Series B Capital Securities" has the meaning specified in
Section 7.1(a).

                  "Series B Debt Securities" means the Fixed Rate Junior Subordinated Deferrable Interest Debt Securities due April 14, 2034, Series B, of the Debt Security Issuer to be issued pursuant to the Indenture in connection with the Exchange Offer.

                  "Series B Guarantee" means the Series B Guarantee to be entered into in connection with the Exchange Offer by Dime Community Bancshares, Inc., in respect of the Series B Capital Securities.

                  "Special Event" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Special Redemption Date" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Special Redemption Price" has the meaning set forth in paragraph 4(a) of Annex I.

                  "Sponsor" means Dime Community Bancshares, Inc., a Delaware corporation, or any permitted successor of the Debt Security Issuer under the Indenture, in its capacity as sponsor of the Trust.

                  "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss. 3801 et seq., as it may be amended from time to time, or any successor legislation.

                  "Successor Delaware Trustee" has the meaning set forth in
Section 5.5(e).

                  "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

                  "Successor Institutional Trustee" has the meaning set forth in
Section 5.5(b).

                  "Successor Securities" has the meaning set forth in Section 3.15(b)(i)(B).

                  "Super Majority" has the meaning set forth in paragraph 5(b) of Annex I.

                  "Tax Event" has the meaning set forth in paragraph 4(a) of Annex I.

                  "10% in Liquidation Amount of the Capital Securities" means Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate Liquidation Amount (including the stated amount that would be paid upon the redemption, liquidation or otherwise on the date upon which the voting percentages are determined, plus unpaid Distributions accrued thereon to such date) of all outstanding Trust Securities of the relevant class.

                  "Transfer Agent" has the meaning set forth in Section 7.2.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time-to-time, or any successor legislation.

                  "Trust Property" means (a) the Debt Securities, (b) any cash on deposit in, or owing to, the Property Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Institutional Trustee pursuant to the trusts of this Declaration.

                  "Trust Securities" means, collectively, the Common Securities and the Capital Securities.

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "U.S. Person" means a United States Person as defined in
Section 7701(a)(30) of the Code.

                                   ARTICLE II
                               TRUST INDENTURE ACT

                  Section 2.1. TRUST INDENTURE ACT; APPLICATION.

                  (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration in order for this Declaration to be qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

                  (b) The Institutional Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

                  (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by ss. 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as representing undivided beneficial interests in the assets of the Trust.

                  Section 2.2. LIST OF HOLDERS OF TRUST SECURITIES.

                  (a) Each of the Sponsor and the Administrators on behalf of the Trust shall provide the Institutional Trustee, unless the Institutional Trustee is Registrar for the Trust Securities, (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, PROVIDED, THAT, neither the Sponsor nor the Administrators on behalf of the Trust shall be obligated to provide such List of Holders at any time that the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Administrators on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent if acting in such capacity), PROVIDED, THAT, the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Institutional Trustee shall comply with its obligations under ss. 310(b), 311(a) and 312(b) of the Trust Indenture Act.

                  Section 2.3. REPORTS BY THE INSTITUTIONAL TRUSTEE.

                  Within 60 days after the date hereof, and no later than the anniversary date hereof in each succeeding year, the Institutional Trustee shall provide to the Holders of the Capital Trust Securities such reports as are required by ss. 313 of the Trust Indenture Act, if any, in the form and in the manner provided by ss. 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the requirements of ss. 313(d) of the Trust Indenture Act.

                  Section 2.4. PERIODIC REPORTS TO INSTITUTIONAL TRUSTEE.

                  Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Institutional Trustee and the Commission such documents, reports and information as are required by ss. 314 (if any) of the Trust Indenture Act and shall provide to the Institutional Trustee the compliance certificate required by ss. 314 of the Trust Indenture Act in the form, in the manner and at the times required by ss. 314 of the Trust Indenture Act.

                  Section 2.5. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

                  Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in ss. 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to ss. 3l4(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

                  Section 2.6. EVENTS OF DEFAULT; WAIVER.

                  (a) The Holders of a Majority in Liquidation Amount of Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, PROVIDED, THAT if the underlying Indenture Event of
Default:

                           (i) is not waivable under the Indenture, the Event of
                  Default under this Declaration shall also not be waivable; or

                           (ii) requires the consent or vote of greater than a
                  majority in aggregate principal amount of the holders of the Debt Securities (a "Super Majority") to be waived under the Indenture, the Event of Default under this Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate Liquidation Amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debt Securities outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of ss. 3l6(a)(l)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further action.

                  (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, PROVIDED, THAT if the underlying Indenture Event of Default:

                           (i) is not waivable under the Indenture, the Event of
                  Default under this Declaration shall also not be waivable; or except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                           (ii) requires the consent or vote of a Super Majority
                  to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below in this Section 2.6(b), the Event of Default under this Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debt Securities outstanding;

PROVIDED FURTHER, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and their consequences if all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Trust Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such Default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of an Indenture Event of Default by the Institutional Trustee, at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Trust Securities, as permitted by the Trust Indenture Act.

                  Section 2.7. DEFAULT; NOTICE.

                  (a) The Institutional Trustee shall, within 90 days after a Responsible Officer has actual knowledge of the occurrence of a Default with respect to the Trust Securities, transmit by mail, first class postage prepaid, to the Holders, notices of all such Defaults, unless such Defaults have been cured before the giving of such notice or previously waived; PROVIDED, HOWEVER, that except in the case of a Default arising from the nonpayment of principal of, or premium, if any, or interest or Liquidated Damages, if any, on any of the Debt Securities, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders.

                  (b) The Institutional Trustee shall not be deemed to have knowledge of any Default or Event of Default except as provided in Section 3.10(m) hereof.

                  (c) Within ten Business Days after a Responsible Officer has actual knowledge of the occurrence of any Event of Default, the Institutional Trustee shall transmit notice of such Event of Default to the Holders of the Capital Securities, the Administrators and the Sponsor, unless such Event of Default shall have been cured or waived. The Sponsor and the Administrators shall file annually with the Institutional Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

                                  ARTICLE III
                                  ORGANIZATION

                  Section 3.1. NAME. The Trust is named "Dime Community Capital Trust I," as such name may be modified from time to time by the Administrators following written notice to the Institutional Trustee and the Holders of the Trust Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrators.

                  Section 3.2. OFFICE. The address of the principal office of the Trust, which shall be in a state of the United States or the District of Columbia, is c/o Dime Community Bancshares, Inc., 209 Havemeyer Street, Brooklyn, New York 11211. On ten Business Days' prior written notice to the Institutional Trustee and the Holders of the Trust Securities, the Administrators may designate another principal office, which shall be in a state of the United States or the District of Columbia.

                  Section 3.3. PURPOSE. The exclusive purposes and functions of the Trust are (a) to issue and sell the Trust Securities, (b) to invest the gross proceeds from such sale in the Debt Securities and (c) except as otherwise limited herein, to engage in only those other activities deemed necessary, advisable or incidental thereto by the Institutional Trustee, including, without limitation, those activities specified in this Declaration. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust to fail to be classified for United States federal income tax purposes as a grantor trust.

                  Section 3.4. AUTHORITY. Except as specifically provided in this Declaration, the Institutional Trustee shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by a Trustee on behalf of the Trust and in accordance with such Trustee's powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders. The Institutional Trustee shall have the right, but shall not be obligated except as provided in Section 3.6(a)(iii), to perform those duties assigned to the Administrators.

                  Section 3.5. TITLE TO PROPERTY OF THE TRUST. Except as provided in Section 3.8 with respect to the Debt Securities and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                  Section 3.6. POWERS AND DUTIES OF THE TRUSTEES AND THE
                               ADMINISTRATORS.

                  (a) The Trustees and the Administrators shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Administrators and, at the direction of the Administrators, the Trustees, shall have the authority to enter into all transactions and agreements determined by the Administrators to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators, as the case may be, under this Declaration, and to perform all acts in furtherance thereof, including without limitation, the following:

                           (i) Each Administrator shall have the power, duty and
                  authority, and is hereby authorized, to act on behalf of the Trust with respect to the following matters:

                                    (A) the issuance and sale of the Trust
                           Securities and the consummation of the Exchange
                           Offer;

                                    (B) to cause the Trust to enter into, and to
                           execute, deliver and perform on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the Trust, including agreements with the Paying Agent, the Registration Rights Agreement, the Liquidated Damages Agreement, a subscription agreement for Debt Securities between the Trust and the Sponsor, a subscription agreement for Common Securities between the Trust and the Sponsor, an offering memorandum (the "Offering Memorandum") in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of the Series A Capital Securities to QIBs in reliance on Rule 144A and to institutional "accredited investors" (as defined in Rule 50l(a)(1),
                           (2), (3), (7) or (8) under the Securities Act);

                                    (C) if required, execute and file with the
                           Commission a Registration Statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital

                           Securities under Section 12(b) or 12(g) of the Exchange Act, as the case may be;

                                    (D) letters, documents, or instruments with
                           DTC and other Clearing Agencies relating to the Capital Securities;

                                    (E) ensuring compliance with the Securities
                           Act and applicable securities or blue sky laws of states and other jurisdictions;

                                    (F) if and at such time determined solely by
                           the Sponsor at the request of the Holders, assisting in the designation of the Capital Securities for trading in the Private Offering, Resales and Trading through the Automatic Linkages ("PORTAL") system if available;

                                    (G) the sending of notices (other than
                           notices of default) and other information regarding the Trust Securities and the Debt Securities to the Holders in accordance with this Declaration, including notice of any notice received from the Debt Security Issuer of its election to defer payments of interest on the Debt Securities by extending the interest payment period under the Indenture;

                                    (H) the appointment of a Paying Agent,
                           Transfer Agent and Registrar in accordance with this Declaration;

                                    (I) execution and delivery of the Trust
                           Securities in accordance with this Declaration;

                                    (J) execution and delivery of closing
                           certificates pursuant to the Purchase Agreement and the application for a taxpayer identification number;

                                    (K) unless otherwise determined by the
                           Holders of a Majority in Liquidation Amount of the Trust Securities or as otherwise required by the Statutory Trust Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrators) any documents that the Administrators have the power to execute pursuant to this Declaration;

                                    (L) the taking of any action as the Sponsor
                           or an Administrator may from time to time determine is necessary, advisable or incidental to the foregoing to give effect to the terms of this Declaration for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                                    (M) to establish a record date with respect
                           to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of ss. 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

                                    (N) to cause the Trust to comply with the
                           Trust's obligations under the Trust Indenture Act;

                                    (O) to give the certificate required by ss.
                           314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Administrator;

                                    (P) to duly prepare and file on behalf of
                           the Trust all applicable tax returns and tax information reports that are required to be filed with respect to the Trust;

                                    (Q) to negotiate the terms of, and the
                           execution and delivery of, the Purchase Agreement providing for the sale of the Capital Securities;

                                    (R) to employ or otherwise engage employees,
                           agents (who may be designated as officers with titles), managers, contractors, advisors, attorneys and consultants and pay reasonable compensation for such services;

                                    (S) to incur expenses that are necessary,
                           advisable or incidental to carry out any of the purposes of the Trust;

                                    (T) to take all action that may be necessary
                           or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of each jurisdiction (other than the State of Delaware) in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created.

                           (ii) As among the Trustees and the Administrators,
                  the Institutional Trustee shall have the power, duty and authority, and is hereby authorized, to act on behalf of the Trust with respect to the following matters:

                                    (A) the establishment of the Property
                           Account;

                                    (B) the receipt of the Debt Securities;

                                    (C) the collection of interest, principal
                           and any other payments made in respect of the Debt Securities in the Property Account;

                                    (D) the distribution through the Paying
                           Agent of amounts owed to the Holders in respect of the Trust Securities;

                                    (E) the exercise of all of the rights,
                           powers and privileges of a holder of the Debt Securities;

                                    (F) the sending of notices of default and
                           other information regarding the Trust Securities and the Debt Securities to the Holders in accordance with this Declaration;

                                    (G) the distribution of the Trust Property
                           in accordance with the terms of this Declaration;

                                    (H) to the extent provided in this
                           Declaration, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                                    (I) after any Event of Default (of which the
                           Institutional Trustee has knowledge (as provided in Section 3.10(m) hereof)) (PROVIDED, THAT such Event of Default is not by or with respect to the Institutional Trustee), the taking of any action that the Institutional Trustee may from time to time determine is necessary, advisable or incidental for the foregoing to give effect to the terms of this Declaration and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

                                    (J) to take all action that may be necessary
                           or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created; and

                                    (K) to undertake any actions set forth in
                           ss. 317(a) of the Trust Indenture Act.

                           (iii) The Institutional Trustee shall have the power
                  and authority, and is hereby authorized, to act on behalf of the Trust with respect to any of the duties, liabilities, powers or the authority of the Administrators set forth in
                  Section 3.6(a)(i)(E) and (F) herein but shall not have a duty to do any such act unless specifically requested to do so in writing by the Sponsor, and shall then be fully protected in acting pursuant to such written request; and in the event of a conflict between the action of the Administrators and the action of the Institutional Trustee, the action of the Institutional Trustee shall prevail.

                  (b) So long as this Declaration remains in effect, the Trust (or the Trustees or Administrators acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Trustees nor the Administrators may cause the Trust to (i) acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein,
(iii) take any action that would cause (or in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer would cause) the Trust to fail to be classified as a grantor trust for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a lien on any of the Trust Property. The Institutional Trustee shall, at the sole cost and expense of the Trust subject to reimbursement under Section 10.6(a), defend all claims and demands of all Persons at any time claiming any lien on any of the Trust Property adverse to the interest of the Trust or the Holders in their capacity as Holders.

                  (c) In connection with the issuance and sale of the Capital Securities, the Sponsor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

                           (i) the taking of any action necessary to obtain an
                  exemption from the Securities Act;

                           (ii) the determination of the jurisdictions in which
                  to take appropriate action to qualify or register for sale all or part of the Capital Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advisement of and direction to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such jurisdictions in connection with the sale of the Capital Securities; and

                           (iii) the taking of any other actions necessary or
                  desirable to carry out any of the foregoing activities.

                  (d) Notwithstanding anything herein to the contrary, the Administrators, the Institutional Trustee and the Holders of a Majority in Liquidation Amount of the Common Securities are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that (i) the Trust will not be deemed to be an Investment Company required to be registered under the Investment Company Act (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer), and (ii) the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer) and (iii) the Trust will not take any action inconsistent with the treatment of the Debt Securities as indebtedness of the Debt Security Issuer for United States federal income tax purposes (in the case of the Institutional Trustee, to the actual knowledge of a Responsible Officer). In this connection, the Institutional Trustee, the Administrators and the Holders of a Majority in Liquidation Amount of the Common Securities are authorized to take any action, not inconsistent with applicable laws or this Declaration, as amended from time to time, that each of the Institutional Trustee, the Administrators and such

Holders determine in their discretion to be necessary or desirable for such purposes, even if such action adversely affects the interests of the Holders of the Capital Securities.

                  (e) All expenses incurred by the Administrators or the Trustees pursuant to this Section 3.6 shall be reimbursed by the Sponsor, and the Trustees shall have no obligations with respect to such expenses.

                  (f) The assets of the Trust shall consist of the Trust
Property.

                  (g) Legal title to all Trust Property shall be vested at all times in the Institutional Trustee (in its capacity as such) and shall be held and administered by the Institutional Trustee for the benefit of the Trust in accordance with this Declaration.

                  (h) If the Institutional Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Declaration and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Institutional Trustee or to such Holder, then and in every such case the Sponsor, the Institutional Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Institutional Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  Section 3.7. PROHIBITION OF ACTIONS BY THE TRUST AND THE
                               TRUSTEES.

                  The Trust shall not, and the Institutional Trustee and the Administrators shall not, and the Administrators shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not, and the Institutional Trustee and the Administrators shall not cause the Trust to:

                  (a) invest any proceeds received by the Trust from holding the Debt Securities, but shall distribute all such proceeds to Holders of the Trust Securities pursuant to the terms of this Declaration and of the Trust Securities;

                  (b) acquire any assets other than as expressly provided herein;

                  (c) possess Trust Property for other than a Trust purpose;

                  (d) make any loans or incur any indebtedness other than loans represented by the Debt Securities;

                  (e) possess any power or otherwise act in such a way as to vary the Trust Property or the terms of the Trust Securities;

                  (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities; or

                  (g) other than as provided in this Declaration (including Annex I), (i) direct the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Debt Securities, (ii) waive any past default that is waivable under the

Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all the Debt Securities shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debt Securities where such consent shall be required, in each case unless the Trust shall have received an Opinion of Counsel experienced in such matters to the effect that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes.

                  Section 3.8. POWERS AND DUTIES OF THE INSTITUTIONAL TRUSTEE.

                  (a) The legal title to the Debt Securities shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Trust. The right, title and interest of the Institutional Trustee to the Debt Securities shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.5. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debt Securities have been executed and delivered.

                  (b) The Institutional Trustee shall not transfer its right, title and interest in the Debt Securities to the Administrators or to the Delaware Trustee.

                  (c) The Institutional Trustee shall:

                           (i) establish and maintain a segregated non-interest
                  bearing trust account (the "Property Account") in the United States (as defined in Treasury Regulationsss.301.7701-7), in the name of and under the exclusive control of the Institutional Trustee, and maintained in the Institutional Trustee's trust department, on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Debt Securities held by the Institutional Trustee, deposit such funds into the Property Account and make payments to the Holders of the Capital Securities and Holders of the Common Securities from the Property Account in accordance with Section 6.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration;

                           (ii) engage in such ministerial activities as shall
                  be necessary or appropriate to effect the redemption of the Trust Securities to the extent the Debt Securities are redeemed or mature; and

                           (iii) upon written notice of distribution issued by
                  the Administrators in accordance with the terms of the Trust Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debt Securities to Holders of Trust Securities upon the occurrence of the circumstances specified therefor under the terms of the Trust Securities.

                  (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Trust Securities.

                  (e) The Institutional Trustee may bring or defend, pay, collect, compromise, arbitrate, resort to legal action with respect to, or otherwise adjust claims or demands of or against, the Trust (a "Legal Action") which arise out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has actual knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act; PROVIDED, HOWEVER, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debt Security Issuer to pay interest or premium, if any, or Liquidated Damages, if any, on or principal of the Debt Securities on the date such interest, premium or Liquidated Damages, if any, or principal is otherwise payable (or in the case of redemption, on the date of redemption), then a Holder of the Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of and premium, if any, and Liquidated Damages, if any, and interest on the Debt Securities having a principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debt Securities (or, in the case of redemption, on or after the date of redemption). In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of the Capital Securities to the extent of any payment made by the Debt Security Issuer to such Holder of the Capital Securities in such Direct Action; PROVIDED, HOWEVER, that a Holder of the Common Securities may exercise such right of subrogation only if no Event of Default with respect to the Capital Securities has occurred and is continuing.

                  (f) The Institutional Trustee shall continue to serve as a Trustee until either:

                           (i) the Trust has been completely liquidated and the
                  proceeds of the liquidation distributed to the Holders of the Trust Securities pursuant to the terms of the Trust Securities and this Declaration (including Annex I); or

                           (ii) a Successor Institutional Trustee has been
                  appointed and has accepted that appointment in accordance with
                  Section 5.5.

                  (g) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of the Debt Securities under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Institutional Trustee may, for the benefit of Holders of the Trust Securities, enforce its rights as holder of the Debt Securities subject to the rights of the Holders pursuant to this Declaration (including Annex I) and the terms of the Trust Securities.

                  (h) The Institutional Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

                  (i) For such time as the Institutional Trustee is the Paying Agent, the Institutional Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such additional Paying Agent shall comply with ss. 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Institutional

Trustee at any time the Institutional Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Institutional Trustee while the Institutional Trustee is acting as Paying Agent.

                  (j) The Institutional Trustee shall be authorized to undertake any actions set forth in ss. 317(a) of the Trust Indenture Act.

                  Section 3.9. CERTAIN DUTIES AND RESPONSIBILITIES OF THE
                               TRUSTEES AND THE ADMINISTRATORS.

                  (a) The Institutional Trustee, before the occurrence of any Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 3.10(m) hereof)) and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 3.10(m) hereof)), has occurred (that has not been cured or waived pursuant to Section 7.7), the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) The duties and responsibilities of the Trustees and the Administrators shall be as provided by this Declaration and, in the case of the Institutional Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Declaration shall require any Trustee or Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees or the Administrators shall be subject to the provisions of this Article. Nothing in this Declaration shall be construed to release a Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith. Nothing in this Declaration shall be construed to release an Administrator from liability for its own gross negligent action, its own gross negligent failure to act, or its own willful misconduct or bad faith. To the extent that, at law or in equity, a Trustee or an Administrator has duties and liabilities relating to the Trust or to the Holders, such Trustee or Administrator shall not be liable to the Trust or to any Holder for such Trustee's or Administrator's good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Administrators or the Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Administrators or the Trustees.

                  (c) All payments made by the Institutional Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Institutional Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees and the Administrators are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 3.9(c) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Institutional Trustee, in the Trust Indenture Act.

                  (d) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith with respect to matters that are within the authority of the Institutional Trustee under this Declaration, except that:

                           (i) the Institutional Trustee shall not be liable for
                  any error or judgment made in good faith by an Authorized Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                           (ii) the Institutional Trustee shall not be liable
                  with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Liquidation Amount of the Capital Securities or the Common Securities, as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                           (iii) the Institutional Trustee's sole duty with
                  respect to the custody, safe keeping and physical preservation of the Debt Securities and the Property Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

                           (iv) the Institutional Trustee shall not be liable
                  for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor; and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Institutional Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                           (v) the Institutional Trustee shall not be
                  responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Administrators or the Sponsor.

                  Section 3.10. CERTAIN RIGHTS OF INSTITUTIONAL TRUSTEE. Subject to the provisions of Section 2.9:


                  (a) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (b) if (i) in performing its duties under this Declaration, the Institutional Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Declaration, the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Capital Securities are entitled to vote under the terms of this Declaration, the Institutional Trustee may deliver a notice to the Sponsor requesting the Sponsor's opinion as to the course of action to be taken and the Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee in its sole discretion shall deem advisable and in the best interests of the Holders, in which event the Institutional Trustee shall have no liability except for its own negligence, willful misconduct or bad faith;

                  (c) any direction or act of the Sponsor or the Administrators contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                  (d) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before undertaking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrators;

                  (e) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                  (f) the Institutional Trustee may consult with counsel of its selection (which counsel may be counsel to the Sponsor or any of its Affiliates) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (g) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Holders pursuant to this Declaration, unless such Holders shall have offered to the Institutional Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; PROVIDED, THAT nothing contained in this Section 3.10(g) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default (of which the Institutional Trustee has knowledge (as provided in Section 3.10(m) hereof)) that has not been cured or waived, of its obligation to exercise the rights and powers vested in it by this Declaration;

                  (h) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (i) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent or attorney appointed with due care by it hereunder;

                  (j) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders of the Common Securities and the Capital Securities, which instructions may be given only by the Holders of the same proportion in Liquidation Amount of the Common Securities and the Capital Securities as would be entitled to direct the Institutional Trustee under the terms of the Common Securities and the Capital Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

                  (k) except as otherwise expressly provided in this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

                  (l) when the Institutional Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

                  (m) the Institutional Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Institutional Trustee has actual knowledge of such event or the Institutional Trustee receives written notice of such event from any Holder, except that the Institutional Trustee shall be deemed to have knowledge of any Event of Default pursuant to Sections 5.01(a) or 5.01(b) of the Indenture (other than an Event of Default resulting from the default in the payment of Additional Amounts or Liquidated Damages if the Institutional Trustee does not have actual knowledge or written notice that such payment is due and payable);

                  (n) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action; and

                  (o) no provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation, and no permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

                  Section 3.11. DELAWARE TRUSTEE. Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, and the Delaware Trustee shall not have any of the duties and responsibilities of any of the Trustees or the Administrators specified in this Declaration (except as may be required under the Statutory Trust Act). Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Statutory Trust Act.

                  Section 3.12. EXECUTION OF DOCUMENTS. Unless otherwise determined in writing by the Institutional Trustee, and except as otherwise required by the Statutory Trust Act, the Institutional Trustee, or any one or more of the Administrators, as the case may be, is authorized to execute and deliver on behalf of the Trust any documents, agreements, instruments or certificates that the Trustees or the Administrators, as the case may be, have the power and authority to execute pursuant to Section 3.6.

                  Section 3.13. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF TRUST SECURITIES. The recitals contained in this Declaration and the Trust Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the Trust Property or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Debt Securities or the Trust Securities.

                  Section 3.14. DURATION OF TRUST. The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall have existence for five years after the Maturity Date.

                  Section 3.15. MERGERS. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except as described in this Section 3.15 and except with respect to the distribution of Debt Securities to Holders of Trust Securities pursuant to Section 8.1(a)(iv) of this Declaration or Section 4 of Annex I.

                  (b) The Trust may, with the consent of the Administrators (which consent will not be unreasonably withheld) and without the consent of the Institutional Trustee, the Delaware Trustee or the Holders of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to a trust organized as such under the laws of any state; PROVIDED, THAT:

                           (i) if the Trust is not the survivor, such successor
                  entity (the "Successor Entity") either:

                                    (A) expressly assumes all of the obligations
                           of the Trust under the Trust Securities; or

                                    (B) substitutes for the Trust Securities
                           other securities having substantially the same terms as the Trust Securities (the "Successor Securities") so that the Successor Securities rank the same as the Trust Securities rank with respect to Distributions and payments upon Liquidation, redemption and otherwise;

                           (ii) the Sponsor expressly appoints, as the holder of
                  the Debt Securities, a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee;

                           (iii) the Capital Securities or any Successor
                  Securities are listed or quoted, or any Successor Securities will be listed or quoted upon notification of issuance, on any national securities exchange or with another organization on which the Capital Securities are then listed or quoted, if any;

                           (iv) such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease does not cause the rating on the Capital Securities or any Successor Securities to be downgraded or withdrawn by any nationally recognized statistical rating organization, if the Capital Securities are then rated;

                           (v) such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities or any Successor Securities in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity);

                           (vi) such Successor Entity, if any, has a purpose
                  substantially identical to that of the Trust;

                           (vii) prior to such merger, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease, the Trust has received an Opinion of Counsel experienced in such matters to the effect that:

                                    (A) such merger, consolidation,
                           amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities or any Successor Securities in any material respect (other than with respect to any dilution of such Holders' interests in the Successor Entity);

                                    (B) following such merger, consolidation,
                           amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company under the Investment Company Act; and

                                    (C) following such merger, consolidation,
                           amalgamation, replacement, conveyance, transfer or lease, the Trust or the Successor Entity will continue to be classified as a grantor trust for United States federal income tax purposes;

                           (viii) the Sponsor guarantees the obligations of the
                  Successor Entity under the Successor Securities to the same extent provided by the Indenture, the Guarantee, the Debt Securities and this Declaration; and

                           (ix) prior to such merger, consolidation,
                  amalgamation, replacement, conveyance, transfer or lease, the Institutional Trustee shall have received an Officers' Certificate of the Administrators and an Opinion of Counsel, each to the effect that all conditions precedent of this paragraph (b) to such transaction have been satisfied.

                  (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV

                                     SPONSOR

                  Section 4.1. SPONSOR'S PURCHASE OF COMMON SECURITIES. On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold.

                  Section 4.2. RESPONSIBILITIES OF THE SPONSOR. In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility and sole decision to engage in, or direct the Administrators to engage in, the following activities:

                  (a) to prepare the Offering Memorandum, in both preliminary and final form and to cause the Trust to file with the Commission any Registration Statement, including any amendments thereto, as contemplated by the Registration Rights Agreement;

                  (b) to determine the jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary, advisable or incidental thereto in order to comply with the applicable laws of any such jurisdictions;

                  (c) to prepare for filing and request the Administrators to cause the filing by the Trust, as may be appropriate, of an application to the PORTAL system, for listing or quotation upon notice of issuance of any Capital Securities, as requested by the Holders of not less than a Majority in Liquidation Amount of the Capital Securities;

                  (d) to cause the Trust to file with the Commission a Registration Statement on Form 8-A, including any amendments thereto, relating to the registration of the Capital Securities under Section 12(b) or 12(g) of the Exchange Act, as the case may be, including any amendments thereto; and

                  (e) to negotiate the terms of and/or execute and deliver on behalf of the Trust, the Purchase Agreement, the Registration Rights Agreement and the Liquidated Damages Agreement and any other agreements related to the sale of the Capital Securities.

                                   ARTICLE V

                           TRUSTEES AND ADMINISTRATORS

                  Section 5.1. NUMBER OF TRUSTEES. The number of Trustees initially shall be two, and:

                  (a) at any time before the issuance of any Trust Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                  (b) after the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holder of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holder of the Common Securities; PROVIDED, HOWEVER, that there shall be a Delaware Trustee if required by Section 5.2; and there shall always be one Trustee who shall be the Institutional Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements, in which case
Section 3.11 shall have no application to such entity in its capacity as Institutional Trustee.

                  Section 5.2. DELAWARE TRUSTEE. If required by the Statutory Trust Act, one Trustee (the "Delaware Trustee") shall be:

                  (a) a natural person who is a resident of the State of Delaware and a U.S. Person at least 21 years of age; or

                  (b) if not a natural person, an entity which is organized under the laws of the United States or any state thereof or the District of Columbia, has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, including ss.3807 of the Statutory Trust Act.

                  The initial Delaware Trustee shall be Wilmington Trust
Company.

                  Section 5.3. INSTITUTIONAL TRUSTEE; ELIGIBILITY.

                  (a) There shall at all times be one Trustee that shall act as Institutional Trustee which shall:

                           (i) not be an Affiliate of the Sponsor;

                           (ii) not offer or provide credit or credit
                  enhancement to the Trust; and

                           (iii) be a banking corporation or national
                  association organized and doing business under the laws of the United States of America or any state thereof or of the District of Columbia or other Person permitted by the Commission to act as indenture trustee under the Trust Indenture Act and authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state or District of Columbia authority. If such corporation, national association or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(iii), the combined capital and surplus of such corporation, national association or other Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.5.

                  (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Institutional Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to this Declaration.

                  (d) The Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in ss. 310(b) of the Trust Indenture Act.

                  (e) The initial Institutional Trustee shall be Wilmington Trust Company.

                  Section 5.4. ADMINISTRATORS. Each Administrator shall be a U.S. Person. There shall at all times be at least one Administrator. Except where a requirement for action by a specific number of Administrators is expressly set forth in this Declaration and except with respect to any action the taking of which is the subject of a meeting of the Administrators, any action required or permitted to be taken by the Administrators may be taken by, and any power of the Administrators may be exercised by, or with the consent of, any one such Administrator acting alone.

                  Section 5.5. APPOINTMENT, REMOVAL AND RESIGNATION OF THE TRUSTEES AND THE ADMINISTRATORS.

                  (a) No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section.

                  (b) Subject to Section 5.5(a), a Relevant Trustee may resign at any time by giving written notice thereof to the Holders of the Trust Securities and by appointing a successor Relevant Trustee. Upon the resignation of the Institutional Trustee, the Institutional Trustee shall appoint a successor by requesting from at least three Persons meeting the eligibility requirements their expenses and charges to serve as the successor Institutional Trustee on a form provided by the Administrators, and selecting the Person who agrees to the lowest expense and charges (the "Successor Institutional Trustee"). If the instrument of acceptance by the successor Relevant Trustee required by this Section shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation or delivery of the instrument of removal, the Relevant Trustee may petition, at the expense of the Trust, any federal, state or District of Columbia court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Relevant Trustee. The Institutional Trustee shall have no liability for the selection of such successor pursuant to this Section.

                  (c) Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by an act of the Holders of a Majority in Liquidation Amount of the Common Securities. If any Trustee shall be so removed, the Holders of the Common Securities, by act of the Holders of a Majority in Liquidation Amount of the Common Securities delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee, and such successor Relevant Trustee shall comply with the applicable requirements of this Section. If an Event of Default shall have occurred and be continuing, the Institutional Trustee or the Delaware Trustee, or both of them, may be removed by the act of the Holders of a Majority in Liquidation Amount of the Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). If any Trustee shall be so removed, the Holders of Capital Securities, by act of the Holders of a Majority in Liquidation Amount of the Capital Securities then outstanding delivered to the Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Relevant Trustee shall comply with the applicable requirements of this Section. If no successor Relevant Trustee shall have been so appointed by the Holders of a Majority in Liquidation Amount of the Capital Securities and accepted appointment in the manner required by this Section within 30 days after delivery of an instrument of removal, the Relevant Trustee or any Holder who has been a Holder of the Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any federal, state or District of Columbia court of competent jurisdiction for the appointment of a successor Relevant Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a successor Relevant Trustee or Trustees.



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


                  (d) The Institutional Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Holders and to the Sponsor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Institutional Trustee.

                  (e) Notwithstanding the foregoing or any other provision of this Declaration, in the event a Delaware Trustee who is a natural person dies or is adjudged by a court to have become incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Institutional Trustee following the procedures in this Section (with the successor being a Person who satisfies the eligibility requirement for a Delaware Trustee set forth in this Declaration) (the "Successor Delaware Trustee").

                  (f) In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (b) shall add to or change any of the provisions of this Declaration as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee, such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust subject to the payment of all unpaid fees, expenses and indemnities of such retiring Relevant Trustee.

                  (g) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

                  (h) The Holders of the Capital Securities will have no right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Holders of the Common Securities.

                  (i) Any Successor Delaware Trustee shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware identifying the name and principal place of business of such Delaware Trustee in the State of Delaware.

                  Section 5.6. VACANCIES AMONG TRUSTEES. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Trustees or, if there are more than two, a majority of the

Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.5.

                  Section 5.7. EFFECT OF VACANCIES. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of an Trustees shall not operate to dissolve, terminate or annul the Trust or terminate this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled by the appointment of the Trustees in accordance with Section 5.5, the Institutional Trustee shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

                  Section 5.8. MEETINGS OF THE TRUSTEES AND THE ADMINISTRATORS. Meetings of the Trustees or the Administrators shall be held from time to time upon the call of any Trustee or Administrator, as applicable. Regular meetings of the Trustees and the Administrators, respectively, may be in person in the United States or by telephone, at a place (if applicable) and time fixed by resolution of the Trustees or the Administrators, as applicable. Notice of any in-person meetings of the Trustees or the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Trustees or the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Trustee or an Administrator, as the case may be, at a meeting shall constitute a waiver of notice of such meeting except where a Trustee or an Administrator, as the case may be, attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Trustees or the Administrators, as the case may be, may be taken at a meeting by vote of a majority of the Trustees or the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter; PROVIDED, THAT, in the case of the Administrators, a Quorum is present, or without a meeting by the unanimous written consent of the Trustees or the Administrators, as the case may be. Meetings of the Trustees and the Administrators together shall be held from time to time upon the call of any Trustee or Administrator.

                  Section 5.9. DELEGATION OF POWER. (a) Any Trustee or any Administrator, as the case may be, may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 that is a U.S. Person his or her power for the purpose of executing any documents, instruments or other writings contemplated in Section 3.6 including any Registration Statement or amendment thereto filed with the Commission, or including any other governmental filing.

                  (b) The Trustees shall have power to delegate from time to time to such of their number or to any officer of the Trust that is a U.S. Person, the doing of such things and the execution of such instruments or other writings either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration.

                  Section 5.10. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any Person into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be otherwise qualified and eligible under this Article and, PROVIDED, further, that such Person shall file an amendment to the Certificate of Trust with the Secretary of State of the State of Delaware as contemplated in Section 5.5(i).

                                   ARTICLE VI

                                  DISTRIBUTIONS

                  Section 6.1. DISTRIBUTIONS. Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Trust Securities. Distributions shall be made on the Capital Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debt Security Issuer makes a payment of interest (including any Additional Amounts or Deferred Interest) or premium, or Liquidated Damages, if any, on and/or principal of the Debt Securities held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available in the Property Account for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders. For the avoidance of doubt, funds in the Property Account shall not be distributed to Holders to the extent of any taxes payable by the Trust, in the case of withholding taxes, as determined by the Institutional Trustee or any Paying Agent and, in the case of taxes other than withholding taxes, as determined by the Administrators in a written notice to the Institutional Trustee.

                                  ARTICLE VII

                          ISSUANCE OF TRUST SECURITIES

                  Section 7.1. GENERAL PROVISIONS REGARDING TRUST SECURITIES.

                  (a) On the Closing Date, the Administrators shall on behalf of the Trust issue one series of securities, evidenced by a certificate substantially in the form of Exhibit A-1-A, representing undivided preferred beneficial interests in the assets of the Trust and having such terms as are set forth in Annex I (the "Series A Capital Securities"), and one series of common securities, evidenced by a certificate substantially in the form of Exhibit A-2, representing undivided common beneficial interests in the assets of the Trust and having such terms as are set forth in Annex I (the "Common Securities"). In the Exchange Offer, the Administrators shall, on behalf of the Trust, issue securities representing undivided preferred beneficial interests in the assets of the Trust having such terms as set forth in Annex I (the "Series B Capital Securities") in exchange for the Series A Capital Securities tendered and accepted for exchange, which Series B Capital Securities shall not bear the Restricted Securities Legend unless the Holder of such Series A Capital Securities is (A) a broker-dealer who purchased such Series A Capital Securities directly from the Trust for resale pursuant to Rule 144A or any other available exemption under the Securities Act,
(B) a Person participating in the distribution of the Series A Capital Securities or (C) a Person who is an Affiliate of the Sponsor or the Trust. The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities. The Capital Securities rank PARI PASSU with, and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Capital Securities.

                  (b) The Certificates shall be signed on behalf of the Trust by one or more Administrators. Such signature shall be the facsimile or manual signature of any Administrator. In case any Administrator of the Trust who shall have signed any of the Trust Securities shall cease to be such Administrator before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrator. Any Certificate may be signed on behalf of the Trust by such person who, at the actual date of execution of such Certificate, shall be an Administrator of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrator. A Capital Security shall not be valid until the Certificate evidencing it is authenticated by the manual or facsimile signature of an Authorized Officer of the Institutional Trustee. Such signature shall be conclusive evidence that the Certificate evidencing such Capital Security has been authenticated under this Declaration. Upon written order of the Trust signed by one Administrator, the Institutional Trustee shall authenticate one or more Certificates evidencing the Capital Securities for original issue. The Institutional Trustee may appoint an authenticating agent that is a U.S. Person acceptable to the Sponsor to authenticate the Certificates evidencing Capital Securities. A Common Security need not be so authenticated and shall be valid upon execution by one or more Administrators.

                  (c) The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (d) Upon issuance of the Trust Securities as provided in this Declaration, the Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, and will entitle each Holder thereof to the benefits provided by this Declaration.

                  (e) Every Person, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the Guarantee.

                  Section 7.2. PAYING AGENT, TRANSFER AGENT, CALCULATION AGENT AND REGISTRAR.

                  (a) The Trust shall maintain in Wilmington, Delaware (i) an office or agency where the Trust Securities may be presented for payment (the "Paying Agent") and (ii) an office or agency where Trust Securities may be presented for registration of transfer or exchange (the "Transfer Agent"). The Trust shall keep or cause to be kept at such office or agency a register

(the "Securities Register") for the purpose of registering Trust Securities and transfers and exchanges of Trust Securities, such Securities Register to be held by a registrar (the "Registrar"). The Administrators may appoint the Paying Agent, the Registrar and the Transfer Agent, and may appoint one or more additional Paying Agents, one or more co-Registrars, or one or more co-Transfer Agents in such other locations as it shall determine. The term "Paying Agent" includes any additional Paying Agent, the term "Registrar" includes any additional Registrar or co-Registrar and the term "Transfer Agent" includes any additional Transfer Agent or co-Transfer Agent. The Administrators may change any Paying Agent, Transfer Agent or Registrar at any time without prior notice to any Holder. The Administrators shall notify the Institutional Trustee of the name and address of any Paying Agent, Transfer Agent and Registrar not a party to this Declaration. The Administrators hereby initially appoint the Institutional Trustee to act as Paying Agent, Transfer Agent and Registrar for the Capital Securities and the Common Securities at its Corporate Trust Office. The Institutional Trustee or any of its Affiliates in the United States may act as Paying Agent, Transfer Agent or Registrar.

                  Section 7.3. FORM AND DATING.

                  (a) The Capital Securities shall be evidenced by one or more Certificates and the Institutional Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A-1-A, and the Common Securities shall be evidenced by one or more Certificates substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates may be typed, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as conclusively evidenced by their execution thereof. The Certificates evidencing Trust Securities may have letters, "CUSIP" or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (PROVIDED, THAT any such notation, legend or endorsement is in a form acceptable to the Sponsor). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1-A to the Institutional Trustee in writing. Each Capital Security Certificate shall be dated the date of its authentication. The terms and provisions of the Trust Securities set forth in Annex I and the forms of Certificates set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee, the Delaware Trustee, the Administrators and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. Capital Securities will be issued only in blocks having an aggregate Liquidation Amount of not less than $100,000.

                  (b) GLOBAL CAPITAL SECURITY. Capital Securities offered and sold to QIBs in reliance on Rule 144A, as provided in the Purchase Agreement, shall be issued in the form of a single permanent global Capital Security in definitive, fully registered form without distribution coupons and shall include, prior to the Resale Restriction Termination Date, the appropriate global legends and Restricted Securities Legend set forth in Exhibit A-1-A hereto (the "Global Capital Security"). Global Capital Securities which shall be deposited on behalf of the purchasers of the Capital Securities represented thereby with the Institutional Trustee, at its Corporate Trust Office, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Institutional Trustee as hereinafter provided. The number of Capital

Securities represented by the Global Capital Security may from time to time be increased or decreased by adjustments made on the records of the Institutional Trustee and the Clearing Agency or its nominee as hereinafter provided.

                  (c) BOOK-ENTRY PROVISIONS. This Section 7.3(b) shall apply only to the Global Capital Security as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

                  An Administrator shall execute and the Institutional Trustee shall, upon receipt of an Issuer Order to do so, authenticate and make available for delivery initially a single Global Capital Security that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency, and (ii) shall be delivered by the Institutional Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or, if no such written instructions are received by the Institutional Trustee, held by the Institutional Trustee as custodian for the Clearing Agency.

                  Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Declaration with respect to the Global Capital Security held on their behalf by the Clearing Agency or by the Institutional Trustee as the custodian of the Clearing Agency or under such Global Capital Security, and the Clearing Agency may be treated by the Trust, the Institutional Trustee and any agent of the Trust or the Institutional Trustee as the absolute owner of such Global Capital Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Institutional Trustee or any agent of the Trust or the Institutional Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in the Global Capital Security.

                  Subject to the provisions of Section 7.3(c), and to the fullest extent permitted by law, the Holder of the Global Capital Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Trust Securities.

                  (d) DEFINITIVE CAPITAL SECURITIES. Except as provided in
Section 7.4 or 9.2(e)(i), owners of beneficial interests in the Global Capital Security will not be entitled to receive physical delivery of Definitive Capital Securities. Purchasers of Securities who are "accredited investors" (as defined in Rule 501(a)(l), (2), (3), (7) or (8) under the Securities Act) and who are not QIBs will receive Capital Securities in the form of individual certificates in definitive, fully registered form without distribution coupons and shall include, prior to the Resale Restriction Termination Date, the Restricted Securities Legend set forth in Exhibit A-1-A hereto ("Restricted Definitive Capital Securities"); PROVIDED, HOWEVER, that upon registration of transfer of such Restricted Definitive Capital Securities to a QIB, such Restricted Definitive Capital Securities will, unless the Global Capital Security has previously been exchanged, be exchanged for an interest in the Global Capital Security pursuant to the provisions of Section 9.2. Restricted Definitive Capital Securities will bear the Restricted Securities Legend set forth on Exhibit A-1-A unless removed in accordance with Section 9.2.

                  (e) The Trust in issuing the Capital Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Institutional Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Capital Securities; PROVIDED, THAT, any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Capital Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Capital Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Institutional Trustee of any change in the CUSIP numbers.

                  Section 7.4. PAYING AGENT TO HOLD MONEY IN TRUST. The Trust shall require each Paying Agent other than the Institutional Trustee to agree in writing that such Paying Agent will hold in trust for the benefit of Holders or the Institutional Trustee all money held by such Paying Agent for the payment of liquidation amounts or Distributions, and will notify the Institutional Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Institutional Trustee may require a Paying Agent to pay all money held by it to the Institutional Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Institutional Trustee and to account for any money disbursed by it. Upon payment over to the Institutional Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

                  Section 7.5. TEMPORARY CERTIFICATES. Until definitive Certificates are ready for delivery, the Administrators may prepare and execute on behalf of the Trust and, in the case of Definitive Capital Securities, the Institutional Trustee shall, upon receipt of an Issuer Order to do so, authenticate, temporary Certificates. Temporary Certificates shall be substantially in the form of definitive Certificates but may have variations that the Administrators consider appropriate for temporary Certificates. Without unreasonable delay, the Administrators shall prepare and execute on behalf of the Trust and, in the case of the Definitive Capital Securities, the Institutional Trustee shall, upon receipt of an Issuer Order to do so, authenticate definitive Certificates in exchange for temporary Certificates.

                  Section 7.6. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If:

                  (a) any mutilated Certificates should be surrendered to the Registrar, or if the Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate; and

                  (b) the related Holder shall deliver to the Registrar, the Administrators and the Institutional Trustee such security or indemnity as may be reasonably required by them to keep each of them harmless;

then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, an Administrator on behalf of the Trust shall execute (and in the case of a Capital Security Certificate, the Institutional Trustee shall authenticate) and deliver to such Holder, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section, the Registrar or the Administrators may require such Holder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any Certificate executed and delivered pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  Section 7.7. CANCELLATION. The Administrators at any time may deliver Certificates evidencing Trust Securities to the Institutional Trustee for cancellation. The Registrar shall forward to the Institutional Trustee any Certificates evidencing Trust Securities surrendered to it for registration of transfer, redemption or payment. The Institutional Trustee shall promptly cancel all Certificates surrendered for registration of transfer, payment, replacement or cancellation and shall dispose of such canceled Certificates as the Administrators direct. The Administrators may not issue new Certificates to replace Certificates evidencing Trust Securities that have been paid or, except for Certificates surrendered for purposes of the transfer or exchange of the Trust Securities evidenced thereby, that have been delivered to the Institutional Trustee for cancellation.

                  Section 7.8. RIGHTS OF HOLDERS.

                  (a) The legal title to the Trust Property is vested exclusively in the Institutional Trustee (in its capacity as such) in accordance with Section 3.5, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Trust Securities shall have no, and the issuance of the Trust Securities shall not be subject to, preemptive or other similar rights and when issued and delivered to Holders against payment of the purchase price therefor, the Trust Securities will be fully paid and nonassessable by the Trust.

                  (b) For so long as any Capital Securities remain outstanding, if, upon an Indenture Event of Default, the Indenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debt Securities fail to declare the principal of all of the Debt Securities to be immediately due and payable, the Holders of not less than a Majority in Liquidation Amount of the Capital Securities then outstanding shall have the right to make such declaration by a notice in writing to the Institutional Trustee, the Sponsor and the Indenture Trustee.

                  (c) At any time after the acceleration of maturity of the Debt Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as provided in the Indenture, if the Institutional Trustee, subject to the provisions hereof, fails to annul any such acceleration and waive such default, the Holders of a Majority in Liquidation Amount of the Capital Securities, by written notice to the Institutional Trustee, the Sponsor and the Indenture Trustee, may rescind and annul such acceleration and its consequences if:

                           (i) the Sponsor has paid or deposited with the
                  Indenture Trustee a sum sufficient to pay

                                    (A) all overdue installments of interest on
                           all of the Debt Securities;

                                    (B) any accrued Deferred Interest on all of
                           the Debt Securities;

                                    (C) all payments on any Debt Securities that
                           have become due otherwise than by such acceleration and interest and Deferred Interest thereon at the rate borne by the Debt Securities; and

                                    (D) all sums paid or advanced by the
                           Indenture Trustee under the Indenture and the reasonable compensation, documented expenses, disbursements and advances of the Indenture Trustee and the Institutional Trustee, their agents and counsel; and

                           (ii) all Events of Default with respect to the Debt
                  Securities, other than the non-payment of the principal of or premium, if any, on the Debt Securities that has become due solely by such acceleration, have been cured or waived as provided in Section 5.07 of the Indenture.

                  (d) The Holders of a Majority in liquidation amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past Default or Event of Default, except a Default or Event of Default arising from the non-payment of principal of or premium, if any, or interest or Liquidated Damages, if any, on the Debt Securities (unless such Default or Event of Default has been cured and a sum sufficient to pay all matured installments of Liquidated Damages, if any, interest, premium, if any, and principal due otherwise than by acceleration has been deposited with the Indenture Trustee) or a Default or Event of Default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debt Security. No such waiver shall affect any subsequent default or impair any right consequent thereon.

                  (e) Upon receipt by the Institutional Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of any part of the Capital Securities, a record date shall be established for determining Holders of outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Institutional Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; PROVIDED, THAT, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section.

                                  ARTICLE VIII

                      DISSOLUTION AND TERMINATION OF TRUST

                  Section 8.1. DISSOLUTION AND TERMINATION OF TRUST. (a) The Trust shall dissolve on the first to occur of :

                           (i) April 14, 2039, the expiration of the term of the
                  Trust;

                           (ii) a Bankruptcy Event with respect to the Sponsor,
                  the Trust or the Debt Security Issuer;

                           (iii) other than in connection with a merger,
                  consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Guarantee, as the case may be, the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                           (iv) the distribution of all of the Debt Securities
                  to the Holders of the Trust Securities, upon exercise of the right of the Holders of all of the outstanding Common Securities to dissolve the Trust as provided in Annex I hereto;

                           (v) the entry of a decree of judicial dissolution of
                  any Holder of the Common Securities, the Sponsor, the Trust or the Debt Security Issuer;

                           (vi) when all of the Trust Securities are then
                  subject to redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities; or

                           (vii) before the issuance of any Trust Securities,
                  with the consent of all of the Trustees and the Sponsor.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), and after satisfaction of liabilities to creditors of the Trust as required by applicable law, including ss.3808 of the Statutory Trust Act, and subject to the terms set forth in Annex I, the Institutional Trustee shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

                  (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX

                              TRANSFER OF INTERESTS

                  Section 9.1. TRANSFER OF TRUST SECURITIES.

                  (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in accordance with the terms of the Trust Securities. To the fullest extent permitted by law, any transfer or purported transfer of any Trust Security not made in accordance with this Declaration and the Trust Securities shall be null and void and will be deemed to be of no legal effect whatsoever and any such purported transferee shall be deemed not to be the Holder of such Trust Securities for any purpose, including, but not limited to, the receipt of Distributions on such Trust Securities, and such transferee shall be deemed to have no interest whatsoever in such Trust Securities.

                  (b) Upon issuance of the Common Securities, the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities and, for so long as the Trust Securities remain outstanding, the Sponsor shall maintain 100% ownership of the Common Securities; provided, however, that any permitted successor of the Debt Security Issuer under the Indenture may succeed to the Sponsor's ownership of the Common Securities.

                  (c) Neither the Trust nor the Registrar shall be required (i) to issue Certificates representing Trust Securities or register the transfer of, or exchange any Trust Securities during a period beginning at the opening of business 15 days before the day of any selection of Trust Securities for redemption and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Trust Securities to be redeemed, or (ii) to register the transfer or exchange of any Trust Security so selected for redemption in whole or in part, except the unredeemed portion of any Trust Security being redeemed in part.

                  Section 9.2. TRANSFER PROCEDURES AND RESTRICTIONS.

                  (a) GENERAL. Except as otherwise provided in Section 9.2(b), if Capital Securities are issued upon the transfer, exchange or replacement of Capital Securities bearing the Restricted Securities Legend set forth in Exhibit A-1-A hereto, or if a request is made to remove such Restricted Securities Legend on Capital Securities, the Capital Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Institutional Trustee such satisfactory evidence, as may be reasonably required by the Trust and the Institutional Trustee, that neither the Restricted Securities Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof are made pursuant to an exemption from the registration requirements of the Securities Act or, with respect to Restricted Capital Securities, that such Securities are not "restricted" within the meaning of Rule 144. Upon provision of such satisfactory evidence, the Institutional Trustee shall, upon receipt of an Issuer Order to do so, authenticate and deliver Capital Securities that do not bear the Restricted Securities Legend. Such satisfactory evidence shall include (i) an Opinion of Counsel or (ii) if to a QIB, a certificate of the transferor substantially in the form set forth as Exhibit C hereto; or (iii) if to an

"accredited investor" within the meaning of Rule 501 (a)(1), (2), (3), (7) or
(8) under the Securities Act, a certificate of the transferee substantially in the form set forth as Exhibit B hereto; or (iv) if to a non-"U.S. Person" in an "offshore transaction" under, and within the meaning of, Regulation S under the Securities Act, a certificate of the transferee substantially in the form set forth as Exhibit D hereto. Each certificate furnished pursuant to this Section 9.2(a) may be an original or a copy (which may be furnished by facsimile or other form of electronic transmission).

                  (b) TRANSFERS AFTER EFFECTIVENESS OF A REGISTRATION STATEMENT. After the effectiveness of a Registration Statement with respect to any Capital Securities, the Restricted Securities Legend on such Capital Securities will cease to apply (other than the legend requiring that transfers of Capital Securities be made in blocks having an aggregate Liquidation Amount of not less than $100,000 (100 Capital Securities) and multiples of $1,000 in excess thereof and such restrictions as may be required by law), and beneficial interests in the Global Capital Security without legends will be available to transferees of such Capital Securities, upon exchange of the transferring Holder's Restricted Definitive Capital Security or directions to transfer such Holder's beneficial interest in the Global Capital Security, as the case may be. No such transfer or exchange of a Restricted Definitive Capital Security or of an interest in the Global Capital Security shall be effective unless the transferor delivers to the Institutional Trustee a certificate in a form substantially similar to that attached hereto as the form of "Assignment" in Exhibit A-1-A. Except as otherwise provided in Section 9.2(m), after the effectiveness of a Registration Statement, an Administrator on behalf of the Trust shall issue and the Institutional Trustee, upon receipt of an Issuer Order to do so, shall authenticate a Capital Security without the Restricted Securities Legend to deposit with the Clearing Agency to evidence transfers of beneficial interests from the Global Capital Security or Restricted Definitive Capital Securities, as the case maybe.

                  (c) TRANSFER AND EXCHANGE OF DEFINITIVE CAPITAL SECURITIES. When Definitive Capital Securities are presented to the Registrar or co-registrar (x) to register the transfer of such Definitive Capital Securities or (y) to exchange such Definitive Capital Securities which became mutilated, destroyed, defaced, stolen or lost, for an equal number of Definitive Capital Securities, the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met;

PROVIDED, HOWEVER, that the Definitive Capital Securities surrendered for registration of transfer or exchange:

                           (i) shall be duly endorsed or accompanied by a
                  written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                           (ii) in the case of Restricted Definitive Capital
                  Securities, shall be accompanied by:

                                    (A) if such Restricted Definitive Capital
                           Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, certification(s) from such Holder to that effect; or

                                    (B) if such Restricted Definitive Capital
                           Securities are being transferred: (i)
                           certification(s) in a form substantially similar to that attached hereto as the form of "Assignment" in Exhibit A-1-A, (ii) if the Trust or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend and (iii) a certificate of (x) the transferor substantially in the form set forth as Exhibit C hereto if the transferee is a QIB, (y) the transferee substantially in the form set forth as Exhibit B hereto if the transferee is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3), (7) or 8 under the Securities Act or (z) the transferee substantially in the form set forth as Exhibit D hereto if the transferee is a non-"U.S. Person" in an "offshore transaction" under and within the meaning of Regulation S under the Securities Act

                  (d) RESTRICTIONS ON TRANSFER OF A DEFINITIVE CAPITAL SECURITY FOR A BENEFICIAL INTEREST IN THE GLOBAL CAPITAL SECURITY. A Definitive Capital Security may not be exchanged for a beneficial interest in the Global Capital Security except upon satisfaction of the requirements set forth below. Upon receipt by the Institutional Trustee of a Definitive Capital Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Institutional Trustee, together with:

                           (i) if such Definitive Capital Security is a
                  Restricted Definitive Capital Security, certification(s) in a form substantially similar to that attached hereto as the form of "Assignment" in Exhibit A-1-A;

                           (ii) a certificate of the transferor substantially in
                  the form set forth as Exhibit C hereto; and

                           (iii) whether or not such Definitive Capital Security
                  is a Restricted Definitive Capital Security, written instructions directing the Institutional Trustee to make, or to direct the Clearing Agency to make, an adjustment on its books and records with respect to the Global Capital Security to reflect an increase in the number of the Capital Securities represented by such Global Capital Security, then the Institutional Trustee shall cancel such Definitive Capital Security and cause, or direct the Clearing Agency to cause, the aggregate number of Capital Securities represented by the Global Capital Security to be increased accordingly. If the Global Capital Security is not then outstanding, an Administrator on behalf of the Trust shall execute and issue and the Institutional Trustee shall, upon receipt of an Issuer Order to do so, authenticate a new Global Capital Security representing an appropriate number of Capital Securities.

                  (e) TRANSFER AND EXCHANGE OF THE GLOBAL CAPITAL SECURITY. Subject to Section 9.2(g), the transfer and exchange of the Global Capital Security or beneficial interests therein shall be effected through the Clearing Agency in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

                  (f) TRANSFER OF A BENEFICIAL INTEREST IN THE GLOBAL CAPITAL SECURITY FOR A DEFINITIVE CAPITAL SECURITY.

                           (i) Any Person having a beneficial interest in the
                  Global Capital Security may upon request, but only upon 20 days prior notice to the Institutional Trustee, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive Capital Security representing the same number of Capital Securities. Upon receipt by the Institutional Trustee from the Clearing Agency or its nominee on behalf of any Person having a beneficial interest in the Global Capital Security of written instructions or such other form of instructions as is customary for the Clearing Agency or the Person designated by the Clearing Agency as having such a beneficial interest in a Restricted Capital Security and certification(s) from the transferor in a form substantially similar to that attached hereto as the form of "Assignment" in Exhibit A-1-A, which may be submitted by facsimile, then the Institutional Trustee will cause the aggregate number of Capital Securities represented by the Global Capital Security to be reduced on its books and records and, following such reduction, an Administrator on behalf of the Trust will execute and issue and the Institutional Trustee will, upon receipt of an Issuer Order to do so, authenticate and make available for delivery to the transferee a Definitive Capital Security.

                           (ii) Definitive Capital Securities issued in exchange
                  for a beneficial interest in the Global Capital Security pursuant to this Section 9.2(f) shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its Clearing Agency Participants or indirect participants or otherwise, shall instruct the Institutional Trustee in writing. The Institutional Trustee shall deliver such Capital Securities to the Persons in whose names such Capital Securities are so registered in accordance with such instructions of the Clearing Agency.

                  (g) RESTRICTIONS ON TRANSFER AND EXCHANGE OF THE GLOBAL CAPITAL SECURITY. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (h) of this Section 9.2), the Global Capital Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

                  (h) AUTHENTICATION OF DEFINITIVE CAPITAL SECURITIES. If at any time:

                           (i) a Default or an Event of Default has occurred and
                  is continuing,

                           (ii) at the Debt Security Issuer's request, the
                  Clearing Agency may notify Capital Security Beneficial Owners that they may request the Clearing Agency to cause the issuance of Definitive Capital Securities, or

                           (iii) the Clearing Agency notifies the Sponsor that
                  it is unwilling or unable to continue as Clearing Agency for such Global Capital Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act, and, in each case, a clearing agency is not appointed by the Sponsor within 90 days of receipt of such notice or of becoming aware of such condition, then an Administrator on behalf of the Trust will execute, and the Institutional Trustee will, upon receipt of an Issuer Order to do so, authenticate and make available for delivery Definitive Capital Securities, equal in number to the number of Capital Securities represented by the Global Capital Security, in exchange for such Global Capital Security. Any portion of the Global Capital Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct. Any Definitive Capital Security delivered in exchange for an interest in a Global Capital Security with a Restricted Securities Legend shall, except as otherwise provided by
                  Section 9.2, bear the Restricted Securities Legend set forth in Exhibit A-1-A hereto.

                  (i) Prior to the Resale Restriction Termination Date, the Capital Securities may not be transferred except in compliance with restrictions on transfer set forth in the legend set forth in Exhibit A-1-A (the "Restricted Securities Legend"), and except as otherwise contemplated in Section 9.2(a), each Certificate evidencing outstanding Capital Securities shall bear the Restricted Securities Legend as set forth in Exhibit A-1-A.

                  (j) Upon any sale or transfer of a Restricted Capital Security (including any Restricted Capital Security represented by the Global Capital Security) pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144:

                                    (A) in the case of any Restricted Definitive
                           Capital Security, at the direction of the Administrators, the Registrar shall permit the Holder thereof to exchange such Restricted Capital Security for a Definitive Capital Security that does not bear the Restricted Securities Legend at the direction of the Administrators, and rescind any restriction on the transfer of such Restricted Capital Security; and

                                    (B) in the case of any Restricted Capital
                           Security that is represented by the Global Capital Security, the Registrar shall permit the Capital Security Beneficial Owner to exchange its interest in the Global Capital Security for another Global Capital Security that does not bear the Restricted Securities Legend.

                  (k) CANCELLATION OR ADJUSTMENT OF GLOBAL CAPITAL SECURITY. At such time as all beneficial interests in the Global Capital Security have either been exchanged for Definitive Capital Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Capital Security shall be returned to the Clearing Agency for cancellation or retained and canceled by the Institutional Trustee. At any time prior to such cancellation, if any beneficial interest in the Global Capital Security is exchanged for Definitive Capital Securities, Capital Securities represented by such Global Capital Security shall be reduced and an adjustment shall be made on the books and records of the Institutional Trustee and the Clearing Agency or its nominee to reflect such reduction.

                  (l) OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF CAPITAL SECURITIES.

                           (i) To permit registrations of transfers and
                  exchanges, an Administrator on behalf of the Trust shall execute and the Institutional Trustee shall, upon receipt of an Issuer Order to do so, authenticate Definitive Capital Securities and the Global Capital Security at the Registrar's or co-registrar's request in accordance with the terms of this Declaration.

                           (ii) Registrations of transfers or exchanges will be
                  effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may reasonably require) in respect of any tax or other governmental charge that may be imposed in relation to it, other than exchanges relating to partial redemptions and Section 7.5 that do not involve any transfer.

                           (iii) The Registrar or co-registrar shall not be
                  required to register the transfer of or exchange of (a) Capital Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption and ending at the close of business on the day of such mailing or (b) any Capital Security so selected for redemption in whole or in part, except the unredeemed portion of any Capital Security being redeemed in part.

                           (iv) Prior to the due presentation for registration
                  of transfer of any Capital Security, the Trust, the Institutional Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the Person in whose name a Capital Security is registered as the absolute owner of such Capital Security for the purpose of receiving Distributions on such Capital Security and for all other purposes whatsoever, and none of the Trust, the

                  Institutional Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                           (v) All Capital Securities issued upon any
                  registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Capital Securities surrendered upon such registration of transfer or exchange.

                  (m) EXCHANGE OF SERIES A CAPITAL SECURITIES FOR SERIES B CAPITAL SECURITIES. The Series A Capital Securities shall be exchanged for Series B Capital Securities pursuant to the terms of the Exchange Offer if the following conditions are satisfied: The Sponsor shall present the Institutional Trustee with an Officers' Certificate certifying the following:

                           (A) upon issuance of the Series B Capital Securities, the transactions contemplated by the Exchange Offer have been consummated; and

                           (B) the number of Series A Capital Securities properly tendered in the Exchange Offer that are represented by the Global Capital Security and the number of Series A Capital Securities properly tendered in the Exchange Offer that are represented by Definitive Capital Securities, the name of each Holder of such Definitive Capital Securities and its Liquidation Amount and the name and address to which Definitive Capital Securities for Series B Capital Securities shall be registered and sent for each such Holder.

                  The Institutional Trustee, upon receipt of (i) such Officers' Certificate, (ii) an Opinion of Counsel (x) to the effect that the Series B Capital Securities and the Series B Guarantee have been registered under Section 5 of the Securities Act and that this Declaration and the Series B Guarantee have been qualified under the Trust Indenture Act and (y) with respect to the matters set forth in Section 3(q) of the Registration Rights Agreement, shall authenticate (A) the Global Capital Security, executed and delivered by the Trust to the Institutional Trustee, for Series B Capital Securities in aggregate Liquidation Amount equal to the aggregate Liquidation Amount of Series A Capital Securities represented by the Global Capital Security indicated in such Officers' Certificate as having been properly tendered and (B) Definitive Capital Securities, executed and delivered by the Trust to the Institutional Trustee, representing Series B Capital Securities registered in the names and in the Liquidation Amounts indicated in such Officers' Certificate.

                  Upon any properly tendered and accepted Series A Capital Securities in the Exchange Offer that are represented by a Global Security, the Institutional Trustee shall make an endorsement on the Global Capital Security for Series A Capital Securities indicating the reduction in the number and aggregate Liquidation Amount represented thereby as a result of the Exchange Offer.

                  The Trust shall deliver such authenticated Definitive Capital Securities for Series B Capital Securities to the Holders thereof as indicated in such Officers' Certificate.

                  (n) NO OBLIGATION OF THE INSTITUTIONAL TRUSTEE.

                           (i) The Institutional Trustee shall have no
                  responsibility or obligation to any Capital Security Beneficial Owner, a Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Participant thereof, with respect to any ownership interest in the Capital Securities or with respect to the delivery to any Participant, Capital Security Beneficial Owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount under or with respect to such Capital Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Capital Securities shall be given or made only to or upon the order of the Holders (which shall be the Clearing Agency or its nominee in the case of the Global Capital Security). The rights of Capital Security Beneficial Owners shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Institutional Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any Capital Security Beneficial Owners.

                           (ii) The Institutional Trustee and the Registrar
                  shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Capital Security (including any transfers between or among Clearing Agency Participants or Capital Security Beneficial Owners) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine whether or not on their face they comply as to form with the express requirements hereof.

                  (o) MINIMUM TRANSFERS. The Series A Capital Securities and, if and when issued, Series B Capital Securities may only be transferred in minimum blocks of $100,000 aggregate Liquidation Amount (100 Capital Securities) and multiples of $1,000 in excess thereof. Any attempted transfer of Series A Capital Securities or Series B Capital Securities in a block having an aggregate Liquidation Amount of less than $100,000 shall be deemed to be void and of no legal effect whatsoever. Any such purported transferee shall be deemed not to be a Holder of such Series A Capital Securities or Series B Capital Securities for any purpose, including, but not limited to, the receipt of Distributions on such Capital Securities, and such purported transferee shall be deemed to have no interest whatsoever in such Capital Securities.

                  Section 9.3. DEEMED SECURITY HOLDERS. The Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar may treat the Person in whose name any Trust Security shall be registered on the Securities Register of the Trust as the sole Holder and owner of such Trust Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Trust Security on the part of any other Person, whether or not the Trust, the Administrators, the Trustees, the Paying Agent, the Transfer Agent or the Registrar shall have actual or other notice thereof.

                  Section 9.4. BOOK-ENTRY INTERESTS.

                  The Global Capital Security shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency and no Capital Security Beneficial Owner will receive physical delivery of a definitive Capital Security certificate (a "Capital Security Certificate") representing such Capital Security Beneficial Owner's interests in such Global Capital Security, except as provided in Section 9.2 and Section 7.4. Unless and until Definitive Capital Securities have been issued to the Capital Security Beneficial Owners pursuant to Section 9.2 or Section 7.4

                  (a) the provisions of this Section 9.4 shall be in full force and effect;

                  (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Capital Security and receiving approvals, votes or consents hereunder) as the sole Holder of the Global Capital Security and shall have no obligation to the Capital Security Beneficial Owners;

                  (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this
Section 9.4 shall control; and

                  (d) the rights of the Capital Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and the Clearing Agency shall receive and transmit payments of Distributions on the Global Capital Security to such Clearing Agency Participants; provided, HOWEVER that solely for the purposes of determining whether the Holders of the requisite amount of Capital Securities have voted on any matter provided for in this Declaration, the Trustees, with respect to the Global Capital Security, may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Capital Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part; and the Clearing Agency will also make book-entry transfers among the Clearing Agency Participants.

                  (e) NOTICES TO CLEARING AGENCY.

                  Whenever a notice or other communication to the Capital Security Holders is required to be given by a Trustee under this Declaration, such Trustee shall give all such notices and communications specified herein to be given to the Holder of the Global Capital Security to the Clearing Agency and shall have no notice obligations to the Capital Security Beneficial Owners.

                  Section 9.5. APPOINTMENT OF SUCCESSOR CLEARING AGENCY.

                  If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities, the Administrators may, in their sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.

                                   ARTICLE X

                           LIMITATION OF LIABILITY OF
                 HOLDERS OF TRUST SECURITIES, TRUSTEES OR OTHERS

                  Section 10.1. LIABILITY. (a) Except as expressly set forth in this Declaration, the Guarantee and the terms of the Trust Securities, the Sponsor shall not be:

                           (i) personally liable for the return of any portion
                  of the capital contributions (or any return thereon) of the Holders of the Trust Securities which shall be made solely from assets of the Trust; and

                           (ii) required to pay to the Trust or to any Holder of
                  the Trust Securities any deficit upon dissolution of the Trust or otherwise.

                  (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Trust Securities) to the extent not satisfied out of the Trust's assets.

                  (c) Pursuant to ss. 3803(a) of the Statutory Trust Act, the Holders of the Trust Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, except as otherwise specifically set forth herein.

                  Section 10.2. EXCULPATION. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person (other than an Administrator) shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence, willful misconduct or bad faith with respect to such acts or omissions and except that an Administrator shall be liable for any such loss, damage or claim incurred by reason of such Administrator's gross negligence, willful misconduct or bad faith with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

                  Section 10.3. FIDUCIARY DUTY. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of the Indemnified Person.

                  (b) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                           (i) in its "discretion" or under a grant of similar
                  authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                           (ii) in its "good faith" or under another express
                  standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

                  Section 10.4. INDEMNIFICATION. (a)

                           (i) The Sponsor shall indemnify, to the fullest
                  extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that such Person is or was an Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such conduct was unlawful.

                           (ii) The Sponsor shall indemnify, to the fullest
                  extent permitted by law, any Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was an Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                           (iii) To the extent that an Indemnified Person shall
                  be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this
                  Section 9.4(a), or in defense of any claim, issue or matter therein, such Person shall be indemnified, to the fullest extent permitted by law, against expenses (including attorneys' fees and expenses) actually and reasonably incurred by such Person in connection therewith.

                           (iv) Any indemnification of an Administrator under
                  paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Indemnified Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (A) by the Administrators by a majority vote of a Quorum consisting of such Administrators who were not parties to such action, suit or proceeding, (B) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion, or (C) by the Common Security Holder of the Trust.



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


                           (v) To the fullest extent permitted by law, expenses
                  (including attorneys' fees and expenses) incurred by an Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Person is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (1) in the case of a Company Indemnified Person (A) by the Administrators by a majority vote of a Quorum of disinterested Administrators, (B) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrators so directs, by independent legal counsel in a written opinion or (C) by the Common Security Holder of the Trust, that, based upon the facts known to the Administrators, counsel or the Common Security Holder at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such Person either believed to be opposed to or did not believe to be in the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe such conduct was unlawful, or
                  (2) in the case of a Fiduciary Indemnified Person, by independent legal counsel in a written opinion that, based upon the facts known to the counsel at the time such determination is made, such Indemnified Person acted in bad faith or in a manner that such Indemnified Person either believed to be opposed to or did not believe to be in the best interests of the Trust, or, with respect to any criminal proceeding, that such Indemnified Person believed or had reasonable cause to believe such conduct was unlawful. In no event shall any advance be made (i) to a Company Indemnified Person in instances where the Administrators, independent legal counsel or the Common Security Holder reasonably determine that such Person deliberately breached such Person's duty to the Trust or its Common or Capital Security Holders or
                  (ii) to a Fiduciary Indemnified Person in instances where independent legal counsel promptly and reasonably determines in a written opinion that such Person deliberately breached such Person's duty to the Trust or its Common or Capital Security Holders.

                  (b) The Sponsor shall indemnify, to the fullest extent permitted by applicable law, each Indemnified Person from and against any and all loss, damage, liability, tax (other than taxes based on the income of such Indemnified Person), penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person arising out of or in connection with or by reason of the creation, administration or termination of the Trust, or any act or omission of such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage, liability, tax, penalty, expense or claim incurred by such Indemnified Person by reason of negligence, willful misconduct or bad faith with respect to such acts or omissions.

                  (c) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Capital Security Holders of the Trust or otherwise, both as to action in such Person's official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section shall be deemed to be provided by a contract between the Sponsor and each Indemnified Person who serves in such capacity at any time while this Section is in effect. Any repeal or modification of this Section shall not affect any rights or obligations then existing.

                  (d) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was an Indemnified Person against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as such, whether or not the Sponsor would have the power to indemnify such Person against such liability under the provisions of this Section.

                  (e) For purposes of this Section, references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section with respect to the resulting or surviving entity as such Person would have with respect to such constituent entity if its separate existence had continued.

                  (f) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be an Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

                  (g) The provisions of this Section shall survive the termination of this Declaration or the earlier resignation or removal of the Institutional Trustee. The obligations of the Sponsor under this Section to compensate and indemnify the Trustees and to pay or reimburse the Trustees for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Trust Securities upon all property and funds held or collected by the Trustees as such, except funds held in trust for the benefit of the Holders of particular Capital Securities, PROVIDED, THAT the Sponsor is the Holder of the Common Securities.

                  Section 10.5. OUTSIDE BUSINESSES. Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of any Covered Person, the Sponsor, the Delaware Trustee or the Institutional Trustee shall be



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


obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                  Section 10.6. COMPENSATION; FEE. (a) The Sponsor agrees:

                           (i) to pay to the Trustees from time to time such
                  compensation for all services rendered by them hereunder as the parties shall agree in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

                           (ii) except as otherwise expressly provided herein,
                  to reimburse each of the Trustees upon request for all reasonable, documented expenses, disbursements and advances incurred or made by such Person in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of such Person's agents and counsel), except any such expense, disbursement or advance attributable to such Person's negligence, willful misconduct or bad faith.

                  (b) The provisions of this Section shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee.

                                   ARTICLE XI

                                   ACCOUNTING

                  Section 11.1. FISCAL YEAR. The fiscal year (the "Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

                  Section 11.2. CERTAIN ACCOUNTING MATTERS.

                  (a) At all times during the existence of the Trust, the Administrators shall keep, or cause to be kept, at the principal office of the Trust in the United States, as defined for purposes of Treasury Regulations ss. 301.7701-7, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied.

                  (b) The Sponsor shall cause the Administrators to deliver, by hardcopy or electronic transmission, to each Holder of Securities: (1) each Form 10-K and Form 10-Q prepared by the Sponsor and filed with the Commission in accordance with the Exchange Act, within ten Business Days after the filing thereof; (2) if the Sponsor is not then (y) subject to



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


Section 13 or 15(d) of the Exchange Act or (z) exempt from reporting pursuant to Rule 12g3-2(b) thereunder, the information required to be provided by Rule 144A(d)(4) under the Securities Act, the information required to be provided by Rule 144A(d)(4) under the Securities Act; and (3) within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year and the statements of income or loss for the Fiscal Year then ended, that are prepared at the principal office of the Trust in the United States, as defined for purposes of Treasury Regulations ss. 301.7701-7.

                  (c) The Administrators shall cause to be duly prepared and delivered to each of the Holders of Trust Securities Form 1099 or such other annual United States federal income tax information statement required by the Code, containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (d) The Administrators shall cause to be duly prepared in the United States, as defined for purposes of Treasury Regulations ss. 301.7701-7, and filed an annual United States federal income tax return on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state or local taxing authority.

                  Section 11.3. BANKING. The Trust shall maintain one or more bank accounts in the United States, as defined for purposes of Treasury Regulations ss. 301.7701-7, in the name and for the sole benefit of the Trust; PROVIDED, HOWEVER, that all payments of funds in respect of the Debt Securities held by the Institutional Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts (including the Property Account) shall be designated by the Institutional Trustee.

                  Section 11.4. WITHHOLDING. The Institutional Trustee or any Paying Agent and the Administrators shall comply with all withholding requirements under United States federal, state and local law. The Institutional Trustee or any Paying Agent shall request, and each Holder shall provide to the Institutional Trustee or any Paying Agent, such forms or certificates as are necessary to establish an exemption from withholding with respect to the Holder, and any representations and forms as shall reasonably be requested by the Institutional Trustee or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Institutional Trustee or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution to the Holder in the amount of the withholding. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual



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Distributions made, the Institutional Trustee or any Paying Agent may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII

                             AMENDMENTS AND MEETINGS

                  Section 12.1. AMENDMENTS. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Trust Securities, this Declaration may only be amended by a written instrument approved and executed by

                           (i) the Institutional Trustee,

                           (ii) if the amendment affects the rights, powers,
                  duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee,

                           (iii) if the amendment affects the rights, powers,
                  duties, obligations or immunities of the Administrators, the Administrators, and

                           (iv) the Holders of a Majority in Liquidation Amount
                  of the Common Securities.

                  (b) Notwithstanding any other provision of this Article XII, no amendment shall be made, and any such purported amendment shall be void and ineffective:

                           (i) unless the Institutional Trustee shall have first
                  received

                                    (A) an Officers' Certificate from each of
                           the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities); and

                                    (B) an Opinion of Counsel (who may be
                           counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Trust Securities) and that all conditions precedent to the execution and delivery of such amendment have been satisfied; or

                           (ii) if the result of such amendment would be to

                                    (A) cause the Trust to fail to be classified
                           for purposes of United States federal income taxation as a grantor trust;

                                    (B) reduce or otherwise adversely affect the
                           powers of the Institutional Trustee in contravention of the Trust Indenture Act;

                                    (C) cause the Trust to be deemed to be an
                           Investment Company required to be registered under the Investment Company Act; or



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


                                    (D) cause the Debt Security Issuer to be
                           unable to treat an amount equal to the Liquidation Amount of the Capital Securities as "Tier 1 Capital" (or its then equivalent if the Debt Security Issuer (or its successors) were subject to such capital requirement) applied as if the Debt Security Issuer (or its successors) were a bank holding company for purposes of the capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies), or any capital adequacy guidelines as then in effect and applicable to the Debt Security Issuer.

                  (c) Except as provided in Section 12.1(d), (e) or (g), no amendment shall be made, and any such purported amendment shall be void and ineffective, unless the Holders of a Majority in Liquidation Amount of the Capital Securities shall have consented to such amendment.

                  (d) In addition to and notwithstanding any other provision in this Declaration, without the consent of each affected Holder, this Declaration may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or any redemption or liquidation provisions applicable to the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or
(ii) restrict the right of a Holder to institute suit for the enforcement of any Distributions or other amounts on or after their due date.

                  (e) Sections 10.1(b) and 10.1(c) and this Section shall not be amended without the consent of all of the Holders of the Trust Securities.

                  (f) The rights of the Holders of the Capital Securities and Common Securities, as applicable, under Article IV to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Capital Securities or Common Securities, as applicable.

                  (g) This Declaration may be amended by the Institutional Trustee and the Holder of the Common Securities without the consent of the Holders of the Capital Securities to:

                           (i) cure any ambiguity;

                           (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                           (iii) add to the covenants, restrictions or obligations of the Sponsor;

                           (iv) modify, eliminate or add to any provision of this Declaration to such extent as may be necessary or desirable, including, without limitation, to ensure that the Trust will be classified for United States federal income tax purposes at all times as a grantor trust and will not be required to register as an Investment Company under the Investment Company Act (including without limitation to conform to any change in



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


                           Rule 3a-5, Rule 3a-7 or any other applicable rule under the Investment Company Act or written change in interpretation or application thereof by any legislative body, court, government agency or regulatory authority); or

                           (v) to modify eliminate or add any provisions of this Declaration to such extent as shall be necessary to enable the Trust or the Sponsor to conduct an Exchange Offer in the manner contemplated by the Registration Rights Agreement.

PROVIDED, HOWEVER, that no such amendment contemplated in clause (i), (ii),
(iii), (iv) or (v) shall adversely affect the powers, preferences, rights or interests of Holders of Capital Securities.

                  Section 12.2. MEETINGS OF THE HOLDERS OF THE TRUST SECURITIES; ACTION BY WRITTEN CONSENT.

                  (a) Meetings of the Holders of the Trust Securities may be called at any time by the Administrators (or as provided in the terms of such Trust Securities) to consider and act on any matter on which Holders of such Trust Securities are entitled to act under the terms of this Declaration, the terms of such Trust Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any. The Administrators shall call a meeting of the Holders of such Trust Securities if directed to do so by the Holders of not less than 10% in Liquidation Amount of such Trust Securities. Such direction shall be given by delivering to the Administrators one or more notices in a writing stating that the signing Holders of such Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of the Trust Securities exercising the right to call a meeting and only those Trust Securities represented by such Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of the Trust Securities:

                           (i) Notice of any such meeting shall be given to all
                  the Holders of the Trust Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of the Trust Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, if any, such vote, consent or approval may be given at a meeting of the Holders of the Trust Securities. Any action that may be taken at a meeting of the Holders of the Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of the Trust Securities owning not less than the minimum Liquidation Amount of Trust Securities that would be necessary to authorize or take such action at a meeting at which all Holders of the Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of the Trust Securities entitled to vote who have not



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


                  consented in writing. The Administrators may specify that any written ballot submitted to the Holders of the Trust Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrators.

                           (ii) Each Holder of a Trust Security may authorize
                  any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of the Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were stockholders of a Delaware corporation. Each meeting of the Holders of the Trust Securities shall be conducted by the Administrators or by such other Person that the Administrators may designate.

                           (iii) Unless the Statutory Trust Act, this
                  Declaration, the terms of the Trust Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or admitted for trading, if any, otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of the Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote; PROVIDED, HOWEVER, that each meeting shall be conducted in the United States (as that term is defined in Treasury Regulationsss.301.7701-7).

                                  ARTICLE XIII

                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

                  Section 13.1. REPRESENTATIONS AND WARRANTIES OF INSTITUTIONAL TRUSTEE. The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee, that:

                  (a) the Institutional Trustee is a banking corporation or national association with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware or the United States of America, respectively, with trust power and authority



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to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                  (b) the Institutional Trustee has a combined capital and surplus of at least fifty million U.S. dollars ($50,000,000);

                  (c) the Institutional Trustee is not an Affiliate of the Sponsor, nor does the Institutional Trustee offer or provide credit or credit enhancement to the Trust;

                  (d) the execution, delivery and performance by the Institutional Trustee of this Declaration has been duly authorized by all necessary action on the part of the Institutional Trustee, and this Declaration has been duly executed and delivered by the Institutional Trustee, and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether considered in a proceeding in equity or at law);

                  (e) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee; and

                  (f) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority governing the trust powers of the Institutional Trustee is required for the execution, delivery or performance by the Institutional Trustee of this Declaration.

                  Section 13.2. REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) if it is not a natural person, the Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) if it is not a natural person, the execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee, and this Declaration has been duly executed and delivered by the Delaware Trustee, and under Delaware law (excluding any securities laws) constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether considered in a proceeding in equity or at law);

                  (c) if it is not a natural person, the execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee;

                  (d) it has trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                  (e) no consent, approval or authorization of, or registration with or notice to, any state or federal banking authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

                  (f) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, it is an entity which has its principal place of business in the State of Delaware and, in either case, a Person that satisfies for the Trust the requirements of ss.3807 of the Statutory Trust Act.

                                   ARTICLE XIV

                               REGISTRATION RIGHTS

                  Section 14.1. REGISTRATION RIGHTS AGREEMENT; LIQUIDATED DAMAGES. The Holders of the Series A Capital Securities, the Series A Debt Securities and the Series A Guarantee are entitled to the benefits of the Registration Rights Agreement and the Liquidated Damages Agreement. In certain limited circumstances set forth in the Registration Rights Agreement and the Liquidated Damages Agreement, the Debt Security Issuer shall be required to pay Liquidated Damages with respect to the Series A Debt Securities. The Sponsor shall promptly notify the Institutional Trustee of any time during which the Debt Security Issuer is required to pay Liquidated Damages. Unless otherwise stated, the term "Distribution," as used in this Declaration, includes any and all Liquidated Damages.

                                   ARTICLE XV
                                  MISCELLANEOUS

                  Section 15.1. NOTICES. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied (which telecopy shall be followed by notice delivered or mailed by first class mail) or mailed by first class mail, as follows:

                  (a) if given to the Trust, in care of the Administrators at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Trust Securities):

                  Dime Community Capital Trust I
                  c/o Dime Community Bancshares, Inc.
                  209 Havemeyer Street,
                  Brooklyn, New York 11211
                  Attention: Lance Bennett
                  Telephone: (718) 782-6200
                  Telecopy: (718) 782-4683;

                  (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Trust Securities):

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890-0001
                  Attention: Corporate Trust Administration
                  Telephone: (302) 651-1000
                  Telecopy: (302) 651-8882;

                  (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Trust Securities):

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890-0001
                  Attention: Corporate Trust Administration
                  Telephone: (302) 651-1000
                  Telecopy: (302) 651-8882;

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Trust):

                  Dime Community Bancshares, Inc.
                  209 Havemeyer Street
                  Brooklyn, NY 11211
                  Attention: Lance Bennett
                  Telephone: (718) 782-6200
                  Telecopy: (718) 782-4683; or

                  (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                  Section 15.2. GOVERNING LAW. This Declaration and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the law of the State of Delaware and all rights, obligations and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware.

                  Section 15.3. SUBMISSION TO JURISDICTION.

                  (a) Each of the parties hereto agrees that any suit, action or proceeding arising out of or based upon this Declaration, or the transactions contemplated hereby, may be instituted in any of the courts of the State of New York and the United States District Courts, in each case located in the Borough of Manhattan, City and State of New York, and further agrees to submit to the jurisdiction of any competent court in the place of its corporate domicile in respect of actions brought against it as a defendant. In addition, each such party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of such suit, action or proceeding brought in any such court and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and irrevocably waives any right to which it may be entitled on account of its place of corporate domicile. Each such party hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Declaration or the transactions contemplated hereby. Each such party agrees that final judgment in any proceedings brought in such a court shall be conclusive and binding upon it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment.

                  (b) Each of the Sponsor, the Trustees, the Administrators and the Holder of the Common Securities irrevocably consents to the service of process on it in any such suit, action or proceeding by the mailing thereof by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 15.1 hereof.

                  (c) To the extent permitted by law, nothing herein contained shall preclude any party from effecting service of process in any lawful manner or from bringing any suit, action or proceeding in respect of this Declaration in any other state, country or place.

                  Section 15.4. INTENTION OF THE PARTIES. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

                  Section 15.5. HEADINGS. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

                  Section 15.6. SUCCESSORS AND ASSIGNS. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether or not so expressed.

                  Section 15.7. PARTIAL ENFORCEABILITY. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  Section 15.8. COUNTERPARTS. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees and Administrators to any of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  Section 15.9. CHARACTERIZATION. Each of the Sponsor, the Trust, the Trustees, the Administrators and the Holders and beneficial owners of the Trust Securities agrees, for United States federal income tax purposes, to treat the Debt Securities as indebtedness of the Debt Security Issuer and to treat the Trust Securities as evidence of a beneficial ownership interest in the Debt Securities through a grantor trust.

                  IN WITNESS WHEREOF, the undersigned have caused this Declaration to be duly executed as of the day and year first above written.

                                       WILMINGTON TRUST COMPANY,
                                              as Delaware Trustee

                                       By: /s/ Mary St. Amand
                                          -------------------------------------
                                           Mary St. Amand
                                           Assistant Vice President

                                       WILMINGTON TRUST COMPANY,
                                           as Institutional Trustee

                                       By: /s/ Mary St. Amand
                                          -------------------------------------
                                           Mary St. Amand
                                           Assistant Vice President

                                       Dime Community Bancshares, Inc.
                                           as Sponsor

                                       By: /s/ Michael P. Devine
                                          -------------------------------------
                                           Michael P. Devine
                                           President and Chief Operating Officer



                                       /s/ Kenneth J. Mahon
                                          -------------------------------------
                                       Kenneth J. Mahon
                                           as Administrator



                                       /s/ Michael Pucella
                                          -------------------------------------
                                       Michael Pucella
                                          as Administrator


                                       /s/ Lance Bennett
                                          -------------------------------------
                                       Lance Bennett
                                          as Administrator

                                     ANNEX I

                     TERMS OF FIXED RATE, SERIES A/SERIES B
                    CAPITAL SECURITIES AND COMMON SECURITIES

                  Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of March 19, 2004 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities (collectively, the "Trust Securities") are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

                  1. DESIGNATION AND NUMBER.

                  (a) Capital Securities. 70,000 Series A Capital Securities of Dime Community Capital Trust I (the "Trust") and 70,000 Series B Capital Securities of the Trust, each series, with an aggregate Liquidation Amount with respect to the assets of the Trust at any one time outstanding of Seventy Million Dollars ($70,000,000) and a Liquidation Amount with respect to the assets of the Trust of $1,000 per Capital Security, are hereby designated for the purposes of identification only as "Fixed Rate Capital Securities, Series A" and "Fixed Rate Capital Securities, Series B," respectively (collectively the "Capital Securities"). The Certificates evidencing the Capital Securities shall be substantially in the form of Exhibit A-1-A or Exhibit A-1-B, respectively, to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or quotation system on or in which the Capital Securities are listed, traded or quoted, if any.

                  (b) Common Securities. 2,165 Common Securities of the Trust (the "Common Securities") will be evidenced by Definitive Common Securities substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. In the absence of an Event of Default, the Common Securities will have an aggregate Liquidation Amount with respect to the assets of the Trust of Two Million One Hundred Sixty-Five Thousand Dollars ($2,165,000) and a Liquidation Amount with respect to the assets of the Trust of $1,000 per Common Security.

                  2. DISTRIBUTIONS.

                  (a) Distributions payable on each Trust Security will be payable at a fixed rate of interest equal to 7.0% (such rate, together with the rate of any applicable Liquidated Damages, is referred to herein as the "Coupon Rate"). Distributions in arrears for more than one Distribution Period will bear interest thereon, compounded quarterly, at the applicable Coupon Rate for each Distribution Period thereafter (to the extent permitted by applicable law). The term "Distributions", as used herein, includes cash Distributions, any such compounded Distributions, any Additional Amounts payable on the Debt Securities and Liquidated Damages, if any, unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debt Securities held by the Institutional Trustee and to the extent the Institutional Trustee has funds legally available in the Property Account therefor. The amount of Distributions



                                     A-I-1
payable for any Distribution Period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  The term "Distribution Period", as used herein, means (i) in the case of the first Distribution Period, the period from, and including, the date of original issuance of the Trust Securities to, but excluding, the initial Distribution Payment Date and (ii) thereafter, from, and including, the first day following the end of the preceding Distribution Period to, but excluding, the applicable Distribution Payment Date or, in the case of the last Distribution Period, the related date of redemption.

                  (b) Distributions on the Trust Securities will be cumulative, will accrue from the date of original issuance, and will be payable, subject to extension of Distribution Periods as described herein, quarterly in arrears on January 15th, April 15th, July 15th and October 15th of each year, commencing on July 15, 2004, and on any date of redemption (each, a "Distribution Payment Date"). The Debt Security Issuer has the right under the Indenture to defer payments of interest and Liquidated Damages, if any, on the Debt Securities by extending the interest payment period for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and future consecutive extensions thereof, is referred to herein as an "Extension Period") at any time and from time to time on the Debt Securities, subject to the conditions described below and in the Indenture. No Extension Period may end on a date other than a Distribution Payment Date or extend beyond the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be (each such term as defined herein). During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue, at an annual rate equal to the Coupon Rate compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. At the end of any Extension Period, the Debt Security Issuer shall pay all Deferred Interest then accrued and unpaid on the Debt Securities; PROVIDED, HOWEVER, that during any Extension Period, the Debt Security Issuer may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Debt Security Issuer's capital stock, (ii) make any payment of principal or premium or interest on or repay, repurchase or redeem any debt securities of the Debt Security Issuer that rank in all respects PARI PASSU with or junior in interest to the Debt Securities or (iii) make any payment under any guarantees of the Debt Security Issuer that rank in all respects PARI PASSU with or junior in interest to the Guarantee (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Debt Security Issuer (A) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants, (B) in connection with a dividend reinvestment or stockholder stock purchase plan or (C) in connection with the issuance of capital stock of the Debt Security Issuer (or securities convertible into or exercisable for such capital stock), as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of any exchange or conversion of any class or series of the Debt Security Issuer's capital stock (or any capital stock of a subsidiary of the Debt Security Issuer) for any class or series of the Debt Security Issuer's capital stock or of any class or series of the Debt Security Issuer's indebtedness for any class or series of the Debt Security Issuer's capital stock, (c) the purchase of fractional interests in shares of the Debt Security Issuer's capital stock pursuant to the



                                     A-I-2
conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks PARI PASSU with or junior in interest to such stock). Prior to the termination of any Extension Period, the Debt Security Issuer may further extend such Extension Period, PROVIDED, THAT no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debt Security Issuer may commence a new Extension Period, subject to the requirements herein and in the Indenture. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid.

                  As a consequence of any Extension Period, Distributions will be deferred. Notwithstanding any such deferral, Distributions will continue to accrue on the Trust Securities, and Distributions on such accrued Distributions will accrue, at the Coupon Rate applicable during such Extension Period, compounded quarterly, to the extent permitted by applicable law. If Distributions are deferred, the Distributions due shall be paid on the date that such Extension Period terminates to Holders of the Trust Securities as they appear on the books and records of the Trust on the regular record date immediately preceding the Distribution Payment Date on which such Extension Period terminates to the extent that the Trust has funds legally available for the payment of such Distributions in the Property Account of the Trust.

                  The Trust's funds available for Distributions to the Holders of the Trust Securities will be limited to payments received from the Debt Security Issuer. The payment of Distributions out of moneys held by the Trust is guaranteed by the Guarantor pursuant to the Guarantee.

                  (c) Distributions on the Trust Securities, other than Distributions payable on any redemption date, will be payable to the Holders thereof as they appear on the books and records of the Registrar on the relevant regular record dates. The relevant "regular record dates" shall be 15 days before the relevant Distribution Payment Dates. Distributions payable on any Trust Securities that are not punctually paid on any Distribution Payment Date, as a result of the Debt Security Issuer having failed to make a payment under the Debt Securities, as the case may be, when due (taking into account any Extension Period), will cease to be payable to the Person in whose name such Trust Securities are registered on the original relevant regular record date, and such defaulted Distributions will instead be payable to the Person in whose name such Trust Securities are registered on the regular record date preceding the Distribution Payment Date on which the related Extension Period terminates or, in the absence of an Extension Period, a special record date therefor selected by the Administrators.



                                     A-I-3

                  (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Trust Securities.

                  (e) If any Distribution Payment Date falls on a day that is not a Business Day, then Distributions payable on such Distribution Payment Date will be paid on the next succeeding Business Day, and no additional Distributions will accrue in respect of such payment on such next succeeding Business Day.

                  3. UPON DISSOLUTION. In the event of the voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (each, a "Liquidation"), the Holders of the Trust Securities will be entitled to receive out of the assets of the Trust legally available for distribution to Holders of the Trust Securities, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Debt Security Issuer), an amount in cash equal to the aggregate of the Liquidation Amount of $1,000 per Trust Security plus unpaid Distributions accrued thereon to the date of payment (collectively, the "Liquidation Distribution"), unless: (i) the Debt Securities have been redeemed in full in accordance with the terms thereof and of the Indenture; or (ii) the Debt Securities in an aggregate principal amount equal to the aggregate Liquidation Amount of such Trust Securities and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Trust Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Statutory Trust Act, shall be distributed on a Pro Rata basis to the Holders of the Trust Securities in exchange for such Trust Securities.

                  The Sponsor, as the Holder of all of the Common Securities, has the right at any time, upon receipt by the Debt Security Issuer and the Institutional Trustee for the benefit of the Trust of (i) an opinion of nationally recognized tax counsel that Holders will not recognize any gain or loss for United States Federal income tax purposes as a result of the distribution of Debt Securities, to dissolve the Trust (including, without limitation, upon the occurrence of a Tax Event, an Investment Company Event or a Capital Treatment Event, each as defined herein) and (ii) prior approval from the Office of Thrift Supervision (the "OTS") or any such successor regulatory agency (if then required under applicable capital guidelines or policies of the OTS or any such successor regulatory agency) and, after satisfaction of liabilities to creditors of the Trust, cause the Debt Securities to be distributed to the Holders of the Trust Securities on a Pro Rata basis in accordance with the aggregate Liquidation Amount thereof.

                  The Trust shall dissolve on the first to occur of (i) April 14, 2039, the expiration of the term of the Trust, (ii) a Bankruptcy Event with respect to the Sponsor, the Trust or the Debt Security Issuer, (iii) (other than in connection with a merger, consolidation or similar transaction not prohibited by the Indenture, this Declaration or the Guarantee, as the case may be) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or upon the revocation of the charter of the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof, (iv) the distribution of all of the Debt Securities to the Holders of the Trust Securities, upon exercise of the right of the Holders of all of the outstanding Common Securities to dissolve the Trust as described above, (v) the entry of a decree of a judicial dissolution of any Holder of the Common Securities, the Sponsor, the Trust or the Debt Security Issuer, (vi) when all of the Trust Securities are then subject to redemption and the



                                     A-I-4
amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Trust Securities or (vii) before the issuance of any Trust Securities, with the consent of all of the Trustees and the Sponsor. As soon as practicable after the dissolution of the Trust and upon completion of the winding up of the Trust, the Trust shall terminate upon the filing of a certificate of cancellation with the Secretary of State of the State of Delaware.

                  Notwithstanding the foregoing, if a Liquidation of the Trust occurs as described in clause (i), (ii), (iii) or (v) in the immediately preceding paragraph, the Trust shall be liquidated by the Institutional Trustee of the Trust as expeditiously as such Trustee determines to be practical by distributing, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Debt Security Issuer) as provided by applicable law, to the Holders of the Trust Securities, the Debt Securities on a Pro Rata basis, unless such distribution is determined by the Institutional Trustee not to be practical, in which event such Holders will be entitled to receive on a Pro Rata basis, out of the assets of the Trust legally available for distribution to the Holders of the Trust Securities, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Debt Security Issuer), an amount in cash equal to the Liquidation Distribution. A Liquidation of the Trust pursuant to clause (iv) of the immediately preceding paragraph shall occur if the Institutional Trustee determines that such Liquidation is practical by distributing, after satisfaction of liabilities to creditors of the Trust (to the extent not satisfied by the Debt Security Issuer), to the Holders of the Trust Securities on a Pro Rata basis, the Debt Securities, and such distribution occurs.

                  If, upon any Liquidation of the Trust, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Securities shall be paid to the Holders of the Trust Securities on a Pro Rata basis, except that if an Event of Default has occurred and is continuing, then the Capital Securities shall have a preference over the Common Securities with regard to such amounts.

                  Upon any Liquidation of the Trust involving a distribution of the Debt Securities, if at the time of such Liquidation, the Capital Securities were rated by at least one nationally-recognized statistical rating organization, the Debt Security Issuer will use its reasonable best efforts to obtain from at least one such or other rating organization a rating for the Debt Securities.

                  After the date for any distribution of the Debt Securities upon any Liquidation of the Trust, (i) the Trust Securities of the Trust will be deemed to be no longer outstanding, (ii) any certificates representing the Capital Securities will be deemed to represent undivided beneficial interests in such of the Debt Securities as have an aggregate principal amount equal to the aggregate Liquidation Amount of such Capital Securities and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on such Capital Securities until such certificates are presented to the Debt Security Issuer or its agent for transfer or reissuance (and until such certificates are so surrendered, no payments shall be made to Holders of Trust Securities in respect of any payments due and payable under the Debt Securities) and (iii) all rights of Holders of Trust Securities shall cease, except the right of such Holders to receive Debt Securities upon surrender of certificates representing such Trust Securities.



                                     A-I-5

                  4. REDEMPTION AND DISTRIBUTION.

                  (a) The Debt Securities will mature on April 14, 2034 (the "Maturity Date") at an amount in cash equal to 100% of the principal amount thereof plus unpaid interest and Liquidated Damages, if any, accrued thereon to such date (the "Maturity Redemption Price"). The Debt Securities may be redeemed by the Debt Security Issuer, at its option, in whole or in part, on any Distribution Payment Date on or after April 15, 2009 (each, an "Optional Redemption Date"), at the Optional Redemption Price, upon not less than 30 nor more than 60 days' prior written notice to holders of such Debt Securities. In addition, upon the occurrence and continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event, the Debt Securities may be redeemed by the Debt Security Issuer, at its option, in whole but not in part, at any time within 90 days following the occurrence of such Tax Event, Investment Company Event or Capital Treatment Event, as the case may be (the "Special Redemption Date"), at the Special Redemption Price, upon not less than 30 nor more than 60 days' prior written notice to holders of the Debt Securities so long as such Tax Event, Investment Company Event or Capital Treatment Event, as the case may be, is continuing. In each case, the right of the Debt Security Issuer to redeem the Debt Securities prior to maturity is subject to the Debt Security Issuer and the Trust having received prior approval from the OTS, if then required under applicable capital guidelines or policies of the OTS.

                  "Tax Event" means the receipt by the Debt Security Issuer and the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to or change (including any announced prospective change) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement (including any private letter ruling, technical advice memorandum, regulatory procedure, notice or announcement (an "Administrative Action")) or judicial decision interpreting or applying such laws or regulations, regardless of whether such Administrative Action or judicial decision is issued to or in connection with a proceeding involving the Debt Security Issuer or the Trust and whether or not subject to review or appeal, which amendment, clarification, change, Administrative Action or decision is enacted, promulgated or announced, in each case on or after the date of original issuance of the Initial Securities (as defined in the Indenture), there is more than an insubstantial risk that: (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debt Securities; (ii) if the Debt Security Issuer is organized and existing under the laws of the United States or any state thereof or the District of Columbia interest payable by the Debt Security Issuer on the Debt Securities is not, or within 90 days of the date of such opinion, will not be, deductible by the Debt Security Issuer, in whole or in part, for United States federal income tax purposes; or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to or otherwise required to pay, or required to withhold from distributions to holders of Trust Securities, more than a de minimis amount of other taxes (including withholding taxes), duties, assessments or other governmental charges.

                  "Capital Treatment Event" means, the receipt by the Debt Security Issuer and the Trust of an Opinion of Counsel experienced in such matters to the effect that, as a result of any amendment to, or change in, the laws, rules or regulations of the United States or any political subdivision thereof or therein or any rules, guidelines or policies of an applicable regulatory



                                     A-I-6
agency or authority, or as the result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of original issuance of the Initial Securities, there is more than an insubstantial risk that the Debt Security Issuer will not, within 90 days of the date of such opinion, be entitled to treat an amount equal to the aggregate Liquidation Amount of the Capital Securities as "Tier 1 Capital" (or its then equivalent) if the Debt Security Issuer (or its successors) were subject to such capital requirement) applied as if the Company (or its successors) were a bank holding company for purposes of the capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies), or any capital adequacy guidelines as then in effect and applicable to the Debt Security Issuer; PROVIDED, HOWEVER, that the distribution of the Debt Securities in connection with the liquidation of the Trust by the Debt Security Issuer shall not in and of itself constitute a Capital Treatment Event unless such liquidation shall have occurred in connection with a Tax Event or an Investment Company Event.

                  "Investment Company Event" means the receipt by the Debt Security Issuer and the Trust of an Opinion of Counsel experienced in such matters to the effect that as a result of any amendment to, or change in, the laws, rules or regulations of the United States or any political subdivision thereof or therein, or as the result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws, rules or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of original issuance of the Initial Securities, there is more than an insubstantial risk that the Trust is, or within 90 days of the date of such opinion will be, considered an Investment Company that is required to be registered under the Investment Company Act.

                  "Optional Redemption Price" means an amount in cash equal to 100% of the principal amount of the Debt Securities to be redeemed plus any unpaid interest and Liquidated Damages, if any, accrued thereon to but excluding the related Optional Redemption Date.

                  "Special Event" means any of a Tax Event, an Investment Company Event or a Capital Treatment Event, as the context requires.

                  "Special Redemption Price" means, with respect to the redemption of any Debt Security following a Special Event, an amount in cash equal to the percentage of the principal amount of the Debt Securities that is specified below for the Special Redemption Date plus unpaid interest and Liquidated Damages, if any, accrued thereon to but excluding the Special Redemption Date:

Special Redemption Price will be 103.5%
  to but excluding April 15, 2005 and
 thereafter will be as follows for the
  12-month Period Beginning April 15,            Percentage of Principal Amount
  -----------------------------------            ------------------------------

               2005                                       102.8%

               2006                                       102.1 %




                                      A-I-7

               2007                                       101.4 %

               2008                                       100.7 %

       2009 and thereafter                                100.0 %


                  (b) Upon any repayment of the Debt Securities at maturity or in whole or in part upon redemption (other than following the distribution of the Debt Securities to the Holders of the Trust Securities), the proceeds from such repayment shall concurrently be applied to redeem Pro Rata, at a redemption price corresponding to the applicable Maturity Redemption Price, Optional Redemption Price or Special Redemption Price for the Debt Securities, as the case may be, Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Debt Securities so repaid; PROVIDED, HOWEVER, that Holders of such Trust Securities shall be given not less than 30 nor more than 60 days' prior written notice of such redemption (other than a redemption resulting from the maturity of the Debt Securities on the Maturity
Date).

                  (c) If fewer than all the outstanding Trust Securities are to be so redeemed, the Common Securities and the Capital Securities will be redeemed Pro Rata and the Capital Securities to be redeemed will be as described in Section 4(e)(ii) below.

                  (d) The Trust may not redeem fewer than all the outstanding Capital Securities unless all accrued and unpaid Distributions have been paid on all Capital Securities for all Distribution Periods terminating on or before the related date of redemption.

                  (e) Written notice of any redemption of, or written notice of distribution of the Debt Securities in exchange for, the Trust Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Trust Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date of redemption or exchange thereof which, in the case of a redemption, will be the date of redemption of the Debt Securities. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of such Trust Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of such Trust Securities at the address of each such Holder appearing on the books and records of the Registrar. No defect in the Redemption/Distribution Notice or in the mailing thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (f) In the event that fewer than all the outstanding Capital Securities are to be redeemed, the Capital Securities to be redeemed shall be redeemed Pro Rata from each Holder.

                  (g) If the Trust Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debt Securities are redeemed or repaid as set out in this Section (which notice will be irrevocable), then, PROVIDED, THAT the Institutional Trustee has a sufficient amount of cash in connection with the related redemption or maturity of the Debt Securities, the Institutional Trustee will pay the price


                                     A-I-8
payable upon redemption of the Trust Securities to the Holders of such Trust Securities by check mailed to the address of each such Holder appearing on the books and records of the Trust on the related date of redemption. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, Distributions will cease to accrue on the Trust Securities so subject to redemption and all rights of Holders of such Trust Securities so subject to redemption will cease, except the right of the Holders of such Trust Securities to receive the applicable price specified in Section 4(a), but without interest on such price. If any date of redemption of the Trust Securities falls on a day that is not a Business Day, then payment of all amounts payable on such date will be made on the next succeeding Business Day, and no additional Distributions will accrue in respect of such payment on such next succeeding Business Day. If any amount payable upon redemption of the Trust Securities is improperly withheld or refused and not paid either by the Trust, the Debt Security Issuer or the Sponsor as guarantor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue at the Coupon Rate applicable from the date of redemption to the actual date of payment, in which case the actual payment date will be considered the date of redemption for purposes of calculating the price payable upon redemption of the Trust Securities. In the event of any redemption of the Capital Securities issued by the Trust in part, the Trust shall not be required to (i) issue, register the transfer of or exchange any Trust Security during a period beginning at the opening of business 15 days before any selection for redemption of the Capital Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of the Capital Securities to be so redeemed or (ii) register the transfer of or exchange any Capital Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Capital Securities being redeemed in part.

                  (h) Redemption/Distribution Notices shall be sent by the Administrators on behalf of the Trust (A) in respect of the Capital Securities, to the Holders thereof, and (B) in respect of the Common Securities, to the Holder thereof.

                  (i) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), and provided, that the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

                  5. VOTING RIGHTS - CAPITAL SECURITIES. (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights. The Administrators are required to call a meeting of the Holders of the Capital Securities if directed to do so by Holders of not less than 10% in Liquidation Amount of the Capital Securities.

                  (b) Subject to the requirements of obtaining a tax opinion by the Institutional Trustee in certain circumstances set forth in the last sentence of this paragraph, the Holders of a Majority in Liquidation Amount of the Capital Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of



                                     A-I-9
conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Debt Securities, (ii) waiving any past default and its consequences that are waivable under the Indenture, (iii) exercising any right to rescind or annul an acceleration of the principal of all the Debt Securities or (iv) consenting on behalf of all the Holders of the Capital Securities to any amendment, modification or termination of the Indenture or the Debt Securities where such consent shall be required; PROVIDED, HOWEVER, that, where a consent or action under the Indenture would require the consent or act of the holders of greater than a simple majority in principal amount of Debt Securities (a "Super Majority") affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of not less than the proportion in Liquidation Amount of the Capital Securities outstanding which the relevant Super Majority represents of the aggregate principal amount of the Debt Securities outstanding. If the Institutional Trustee fails to enforce its rights under the Debt Securities after the Holders of a Majority or Super Majority, as the case may be, in Liquidation Amount of such Capital Securities have so directed the Institutional Trustee, to the fullest extent permitted by law, a Holder of the Capital Securities may institute a legal proceeding directly against the Debt Security Issuer to enforce the Institutional Trustee's rights under the Debt Securities without first instituting any legal proceeding against the Institutional Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debt Security Issuer to pay interest, or premium, if any, or Liquidated Damages, if any, on or principal of the Debt Securities on the date such interest, Liquidated Damages, if any, premium, if any, or principal is payable (or in the case of redemption, the date of redemption), then a Holder of the Capital Securities may directly institute a proceeding for enforcement of payment, on or after the respective due dates specified in the Debt Securities, to such Holder directly of the principal of and premium, if any, and Liquidated Damages, if any, and interest on the Debt Securities having an aggregate principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such Holder. The Institutional Trustee shall notify all Holders of the Capital Securities of any default actually known to the Institutional Trustee with respect to the Debt Securities unless (x) such default has been cured prior to the giving of such notice or (y) the Institutional Trustee determines in good faith that the withholding of such notice is in the interest of the Holders of such Capital Securities, except where the default relates to the payment of principal of or interest on any of the Debt Securities. Such notice shall state that such Indenture Event of Default also constitutes an Event of Default hereunder. The Institutional Trustee shall not take any of the actions described in clause (i), (ii), (iii) or (iv) above unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not be classified as other than a grantor trust for United States federal income tax purposes.

                  A waiver of an Indenture Event of Default will constitute a waiver of the corresponding Event of Default hereunder. Any required approval or direction of Holders of the Capital Securities may be given at a separate meeting of Holders of the Capital Securities convened for such purpose, at a meeting of all of the Holders of the Trust Securities in the Trust or pursuant to written consent. The Institutional Trustee will cause a notice of any meeting at which Holders of the Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of the Capital Securities. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any



                                     A-I-10
resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and
(iii) instructions for the delivery of proxies or consents. No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debt Securities in accordance with the Declaration and the terms of the Trust Securities.

                  Notwithstanding that Holders of the Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not entitle the Holder thereof to vote or consent and shall, for purposes of such vote or consent, be treated as if such Capital Securities were not outstanding.

                  In no event will Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Sponsor as the Holder of all of the Common Securities of the Trust. Under certain circumstances as more fully described in the Declaration, Holders of Capital Securities have the right to vote to appoint, remove or replace the Institutional Trustee and the Delaware Trustee.

                  6. VOTING RIGHTS - COMMON SECURITIES. (a) Except as provided under Sections 6(b), 6(c) and 7 and as otherwise required by law and the Declaration, the Common Securities will have no voting rights.

                  (b) The Holder of the Common Securities is entitled, in accordance with Article IV of the Declaration, to vote to appoint, remove or replace any Administrators.

                  (c) Subject to Section 6.7 of the Declaration and only after each Event of Default (if any) with respect to the Capital Securities has been cured, waived or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holder of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Debt Securities, (ii) waiving any past default and its consequences that are waivable under the Indenture, or (iii) exercising any right to rescind or annul an acceleration of the principal of all the Debt Securities. Notwithstanding this
Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote or consent of the Holders of the Capital Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or the Indenture Trustee as set forth above, the Institutional Trustee shall not take any action described in clause (i), (ii) or (iii) above, unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, to the fullest extent permitted by law, the Holder of the Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.



                                     A-I-11

                  Any approval or direction of the Holder of the Common Securities may be given at a separate meeting of Holders of the Common Securities convened for such purpose, at a meeting of all of the Holders of the Trust Securities in the Trust or pursuant to written consent. The Administrators will cause a notice of any meeting at which the Holder of the Common Securities is entitled to vote, or of any matter upon which action by written consent of such Holder is to be taken, to be mailed to the Holder of the Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holder is entitled to vote or of such matter upon which written consent is sought and
(iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holder of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debt Securities in accordance with the Declaration and the terms of the Trust Securities.

                  7. AMENDMENTS TO DECLARATION AND INDENTURE. In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise, (ii) the Liquidation of the Trust, other than as described in Section
8.1 of the Declaration, or (iii) modify, eliminate or add any provisions of the Declaration to such extent as shall be necessary to enable the Trust or the Sponsor to conduct an Exchange Offer in the manner contemplated by the Registration Rights Agreement, then the Holders of outstanding Trust Securities, voting together as a single class, will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in Liquidation Amount of the Trust Securities affected thereby; PROVIDED, HOWEVER, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or only the Common Securities, then only Holders of the affected Trust Securities will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in Liquidation Amount of such Trust Securities.

                  (a) In the event the consent of the Institutional Trustee, as the holder of the Debt Securities, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debt Securities, the Institutional Trustee shall request the written direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification, or termination as directed by a Majority in Liquidation Amount of the Trust Securities voting together as a single class; PROVIDED, HOWEVER, that where a consent under the Indenture would require a Super Majority, the Institutional Trustee may only give such consent at the written direction of the Holders of not less than the proportion in Liquidation Amount of the Trust Securities which the relevant Super Majority represents of the aggregate principal amount of the Debt Securities outstanding.

                  (b) Notwithstanding the foregoing, no amendment or modification may be made to the Declaration if such amendment or modification would (i) cause the Trust to fail to be classified for purposes of United States federal income taxation as a grantor trust, (ii) reduce



                                     A-I-12
or otherwise adversely affect the powers of the Institutional Trustee or (iii) cause the Trust to be deemed an Investment Company which is required to be registered under the Investment Company Act.

                  (c) Notwithstanding any provision of the Declaration, the right of any Holder of the Capital Securities to receive payment of Distributions and payments upon redemption, Liquidation or otherwise, on or after their respective due dates, or to institute a suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. For the protection and enforcement of the foregoing provision, each and every Holder of the Capital Securities shall be entitled to such relief as can be given either at law or equity.

                  8. PRO RATA. A reference in these terms of the Trust Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of the Trust Securities according to the aggregate Liquidation Amount of the Trust Securities held by the relevant Holder in relation to the aggregate Liquidation Amount of all Trust Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities Pro Rata according to the aggregate Liquidation Amount of the Capital Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of the Common Securities Pro Rata according to the aggregate Liquidation Amount of the Common Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Common Securities outstanding.

                  9. RANKING. The Capital Securities rank PARI PASSU with, and payment thereon shall be made Pro Rata with, the Common Securities except that, where an Event of Default has occurred and is continuing, the rights of Holders of the Common Securities to receive payment of Distributions and payments upon Liquidation, redemption and otherwise are subordinated to the rights of the Holders of the Capital Securities with the result that no payment of any Distribution on, or any amount payable upon the redemption of, any Common Security, and no payment to the Holder of any Common Security on account of the Liquidation of the Trust, shall be made unless payment in full in cash of (i) all accrued and unpaid Distributions on all outstanding Capital Securities for all Distribution Periods terminating on or prior thereto, (ii) all amounts payable upon Capital Securities then subject to redemption and (iii) all amounts payable upon Capital Securities in the event of the Liquidation of the Trust, in each case, shall have been made or provided for, and all funds immediately available to the Institutional Trustee shall first be applied to the payment in full in cash of the amounts specified in clause (i), (ii) and (iii) above that are then due and payable.

                  10. ACCEPTANCE OF GUARANTEE AND INDENTURE. Each Holder of the Capital Securities and the Common Securities, by the acceptance of such Trust Securities, agrees to the provisions of the Guarantee and the Indenture, including the subordination provisions therein.

                  11. NO PREEMPTIVE RIGHTS. The Holders of the Trust Securities shall have no, and the issuance of the Trust Securities is not subject to, preemptive or similar rights to subscribe for any additional securities.



                                     A-I-13

                  12. MISCELLANEOUS. These terms constitute a part of the Declaration. The Sponsor will provide a copy of the Declaration, the Guarantee and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.




                                     A-I-14

                                  EXHIBIT A-1-A

                  FORM OF SERIES A CAPITAL SECURITY CERTIFICATE

                       [FORM OF FACE OF CAPITAL SECURITY]

                  [IF THIS SERIES A CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY, INSERT: THIS SERIES A CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY WITHIN THE MEANING OF THE DECLARATION (AS DEFINED BELOW) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS SERIES A CAPITAL SECURITY IS EXCHANGEABLE FOR SERIES A CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS SERIES A CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS SERIES A CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES A CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO.,
HAS AN INTEREST HEREIN.]

                  THIS SERIES A CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SERIES A CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SERIES A CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SERIES A CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN PRIOR TO THE DATE WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES
ACT) AFTER THE LATER OF (Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE TRUST OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER



                                    A-1-A-1

THE SECURITIES ACT) OF THE TRUST WAS THE HOLDER OF THIS SERIES A CAPITAL SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE DEBT SECURITY ISSUER OR THE TRUST, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SERIES A CAPITAL SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE DEBT SECURITY ISSUER AND THE TRUST PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (F) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN ACCORDANCE WITH THE DECLARATION (AS DEFINED BELOW), A COPY OF WHICH MAY BE OBTAINED FROM THE DEBT SECURITY ISSUER OR THE TRUST. THE HOLDER OF THIS SERIES A CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

                  THE HOLDER OF THIS SERIES A CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SERIES A CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE


                                    A-1-A-2

EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SERIES A CAPITAL SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SERIES A CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SERIES A CAPITAL SECURITY WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE DECLARATION (AS DEFINED BELOW) TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                  THIS SERIES A CAPITAL SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SERIES A CAPITAL SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SERIES A CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SERIES A CAPITAL SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SERIES A CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.

                  THE HOLDER OF THIS SERIES A CAPITAL SECURITY OR ANY INTEREST HEREIN BY ITS ACCEPTANCE HEREOF AGREES TO BE BOUND BY BOTH THE REGISTRATION RIGHTS AGREEMENT AND THE LIQUIDATED DAMAGES AGREEMENT DATED AS OF MARCH 12, 2004, BY AND AMONG THE TRUST, THE SPONSOR AND THE INITIAL PURCHASER NAMED THEREIN, AS AMENDED FROM TIME TO TIME.




                                    A-1-A-3

Certificate Number [_____]                  Number of Capital Securities [_____]

                              CUSIP NO [________]

                   Certificate Evidencing Capital Securities

                                       of

                         Dime Community Capital Trust I

                    Fixed Rate Capital Securities, Series A

                (Liquidation Amount $1,000 per Capital Security)

                  Dime Community Capital Trust I, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that [Cede & Co.]/1 [_________]/2 [HOLDER OF CAPITAL SECURITIES] is the registered owner (the "Holder") of [NUMBER OF CAPITAL SECURITIES] capital securities, series A, of the Trust representing undivided preferred beneficial interests in the assets of the Trust, designated as the Fixed Rate Capital Securities, Series A (Liquidation Amount $1,000 per Capital Security) (the "Capital Securities"). Subject to the Declaration (as defined below), the Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The Capital Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of March 19, 2004, among Kenneth J. Mahan, Michael Pucella and Lance Bennett, as Administrators, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, Dime Community Bancshares, Inc., as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee and the Indenture to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Guarantee, and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

                  By acceptance of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debt Securities as indebtedness and the Capital Securities as evidence of undivided beneficial ownership in the Debt Securities through a grantor trust.

----------------------
1  Insert in Global Capital Securities only.
2  Insert in Definitive Capital Securities only.



                                    A-1-A-4

                  This Certificate and the Capital Securities evidenced hereby are governed by, and shall be construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.












                                    A-1-A-5

                  IN WITNESS WHEREOF, the Trust has duly executed this Certificate.

                                            Dime Community Capital Trust I

                                            By:________________________________
                                                Name:
                                                Title: Administrator

                                            Dated: ___________________________


                          CERTIFICATE OF AUTHENTICATION

                  This Certificate represents Fixed Rate Capital Securities, Series A referred to in the within-mentioned Declaration.

                                            WILMINGTON TRUST COMPANY,
                                            not in its individual capacity but
                                            solely as the Institutional Trustee

                                            By:_______________________________
                                                Authorized Officer

                                            Dated: ___________________________






                                    A-1-A-6

                      [FORM OF REVERSE OF CAPITAL SECURITY]

                  Distributions payable on each Capital Security will be payable at a fixed rate of interest per annum, which, with respect to any Distribution Period (as defined herein), will be equal to 7.0% (such rate, together with the rate of any applicable Liquidated Damages (as defined in the Registration Rights Agreement and Liquidated Damages Agreement) is referred to herein as the "Coupon Rate"). Distributions in arrears for more than one Distribution Period will bear interest thereon, compounded quarterly, at the applicable Coupon Rate for each Distribution Period thereafter (to the extent permitted by applicable law). The term "Distributions", as used herein, includes cash Distributions, any such compounded Distributions and any Additional Amounts payable on the Debt Securities and Liquidated Damages, if any, unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debt Securities held by the Institutional Trustee and to the extent the Institutional Trustee has funds legally available in the Property Account therefor. The amount of Distributions payable for any Distribution Period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  Except as otherwise described below, Distributions on the Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on January 15th, April 15th, July 15th and October 15th of each year, commencing on July 15, 2004, and on any date of redemption (each, a "Distribution Payment Date"), subject to the Business Day convention specified in the Declaration. The Debt Security Issuer has the right under the Indenture to defer payments of interest and Liquidated Damages, if any, on the Debt Securities by extending the interest payment period for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and future consecutive extensions thereof, is referred to herein as an "Extension Period") at any time and from time to time on the Debt Securities, subject to the conditions described below and in the Declaration and the Indenture. No Extension Period may end on a date other than a Distribution Payment Date or extend beyond the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be. During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue, at an annual rate equal to the Coupon Rate, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. At the end of any Extension Period, the Debt Security Issuer shall pay all Deferred Interest then accrued and unpaid on the Debt Securities; PROVIDED, HOWEVER, that prior to the termination of any Extension Period, the Debt Security Issuer may further extend such Extension Period, PROVIDED, THAT no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debt Security Issuer may commence a new Extension Period, subject to the requirements set forth herein and in the Declaration and the Indenture. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid.



                                    A-1-A-7

                  As a consequence of any Extension Period, Distributions will be deferred. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the Capital Securities as they appear on the books and records of the Trust on the regular record date immediately preceding the Distribution Payment Date on which such Extension Period terminates to the extent that the Trust has funds legally available for the payment of such Distributions in the Property Account of the Trust.

                  The Capital Securities shall be redeemable, and shall be entitled to the Liquidation Distribution, as provided in the Declaration.














                                    A-1-A-8

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers the Capital Securities evidenced by this Certificate to:

_____________________________

_____________________________

_____________________________

(Insert assignee's social security or tax identification number)

_____________________________

_____________________________

_____________________________

(Insert address and zip code of assignee),

and irrevocably appoints _______________________________________________________
as agent to transfer the Capital Securities evidenced by this Certificate on the books of the Trust. The agent may substitute another to act for it, him or her.

                  Date:__________________

                  Signature:__________________

                  (Sign exactly as your name appears on the other side of this Certificate)

                  Signature Guarantee:/1 ____________________________

---------------------------

1 Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                    A-1-A-9

                                  EXHIBIT A-1-B

                  FORM OF SERIES B CAPITAL SECURITY CERTIFICATE

                       [FORM OF FACE OF CAPITAL SECURITY]

                  [IF THIS SERIES B CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY, INSERT: THIS SERIES B CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY WITHIN THE MEANING OF THE DECLARATION (AS DEFINED BELOW) AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS SERIES B CAPITAL SECURITY IS EXCHANGEABLE FOR SERIES B CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS SERIES B CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS SERIES B CAPITAL SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS SERIES B CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES B CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE CLEARING AGENCY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO.,
HAS AN INTEREST HEREIN.]

                  THE HOLDER OF THIS SERIES B CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SERIES B CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SERIES B CAPITAL




                                    A-1-B-1

SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SERIES B CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SERIES B CAPITAL SECURITY WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE REQUIRED BY THE DECLARATION (AS DEFINED BELOW) TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                  THIS SERIES B CAPITAL SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF. ANY ATTEMPTED TRANSFER OF THIS SERIES B CAPITAL SECURITY IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF THIS SERIES B CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS SERIES B CAPITAL SECURITY OR SUCH INTEREST OR PARTICIPATION, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN THIS SERIES B CAPITAL SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN.




                                    A-1-B-2

Certificate Number [_____]                  Number of Capital Securities [_____]

                               CUSIP NO [________]

               Certificate Evidencing Exchange Capital Securities

                                       of

                         Dime Community Capital Trust I

                     Fixed Rate Capital Securities, Series B

                (Liquidation Amount $1,000 per Capital Security)

                  Dime Community Capital Trust I, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that [Cede & Co.]3 [_________]4 is the registered owner (the "Holder") of [______________] capital securities, series B, of the Trust representing undivided preferred beneficial interests in the assets of the Trust, designated as the Fixed Rate Capital Securities, Series B (Liquidation Amount $1,000 per Capital Security) (the "Exchange Capital Securities"). Subject to the Declaration (as defined below), the Exchange Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this Certificate duly endorsed and in proper form for transfer. The Exchange Capital Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Exchange Capital Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of March 19, 2004, among Kenneth J. Mahan, Michael Pucella and Lance Bennett, as Administrators, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, Dime Community Bancshares, Inc., as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Exchange Capital Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Guarantee and the Indenture to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Guarantee, and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

                  By acceptance of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debt Securities as indebtedness and the Exchange Capital Securities as evidence of undivided beneficial ownership in the Debt Securities through a grantor trust.

---------------------
4  Insert in Global Capital Securities only.
5  Insert in Definitive Capital Securities only.


                                    A-1-B-3

                  This Certificate and the Exchange Capital Securities evidenced hereby are governed by, and shall be construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.








                                    A-1-B-4

                  IN WITNESS WHEREOF, the Trust has duly executed this Certificate.

                                            Dime Community Capital Trust I

                                            By:________________________________
                                                Name:
                                                Title: Administrator

                                            Dated: ___________________________


                          CERTIFICATE OF AUTHENTICATION

                  This Certificate represents Fixed Rate Capital Securities, Series B referred to in the within-mentioned Declaration.

                                            WILMINGTON TRUST COMPANY,
                                            not in its individual capacity but
                                            solely as the Institutional Trustee

                                            By:_______________________________
                                                Authorized Officer

                                            Dated: ___________________________





                                    A-1-B-5

                      [FORM OF REVERSE OF CAPITAL SECURITY]

                  Distributions payable on each Exchange Capital Security will be payable at a fixed rate of interest per annum, which, with respect to any Distribution Period (as defined herein), will be equal to 7.0% (the "Coupon Rate"). Distributions in arrears for more than one Distribution Period will bear interest thereon, compounded quarterly, at the applicable Coupon Rate for each Distribution Period thereafter (to the extent permitted by applicable law). The term "Distributions", as used herein, includes cash Distributions, any such compounded Distributions and any Additional Amounts payable on the Debt Securities unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debt Securities held by the Institutional Trustee and to the extent the Institutional Trustee has funds legally available in the Property Account therefor. The amount of Distributions payable for any Distribution Period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  Except as otherwise described below, Distributions on the Exchange Capital Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on January 15th, April 15th, July 15th and October 15th of each year, commencing on July 15, 2004, and on any date of redemption (each, a "Distribution Payment Date"), subject to the Business Day convention specified in the Declaration. The Debt Security Issuer has the right under the Indenture to defer payments of interest and Liquidated Damages, if any, on the Debt Securities by extending the interest payment period for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and future consecutive extensions thereof, is referred to herein as an "Extension Period") at any time and from time to time on the Debt Securities, subject to the conditions described below and in the Declaration and the Indenture. No Extension Period may end on a date other than a Distribution Payment Date or extend beyond the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be. During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue, at an annual rate equal to the Coupon Rate, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. At the end of any Extension Period, the Debt Security Issuer shall pay all Deferred Interest then accrued and unpaid on the Debt Securities; PROVIDED, HOWEVER, that prior to the termination of any Extension Period, the Debt Security Issuer may further extend such Extension Period, PROVIDED, THAT no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debt Security Issuer may commence a new Extension Period, subject to the requirements set forth herein and in the Declaration and the Indenture. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid.

                  As a consequence of any Extension Period, Distributions will be deferred. If Distributions are deferred, the Distributions due shall be paid on the date that the related



                                    A-1-B-6

Extension Period terminates to Holders of the Exchange Capital Securities as they appear on the books and records of the Trust on the regular record date immediately preceding the Distribution Payment Date on which such Extension Period terminates to the extent that the Trust has funds legally available for the payment of such Distributions in the Property Account of the Trust.

                  The Exchange Capital Securities shall be redeemable as provided in the Declaration.





                                    A-1-B-7

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers the Capital Securities evidenced by this Certificate to:

____________________________

____________________________

____________________________

(Insert assignee's social security or tax identification number)

____________________________

____________________________

____________________________

(Insert address and zip code of assignee),

and irrevocably appoints _______________________________________________________
as agent to transfer the Capital Securities evidenced by this Certificate on the books of the Trust. The agent may substitute another to act for it, him or her.

                  Date:__________________

                  Signature:__________________

                  (Sign exactly as your name appears on the other side of this Certificate)

                  Signature Guarantee:/1 ____________________________



-----------------------
1 Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                    A-1-B-8

                                   EXHIBIT A-2

                             FORM OF COMMON SECURITY

                  THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION.

                  EXCEPT AS SET FORTH IN SECTION 9.1(b) OF THE DECLARATION (AS DEFINED BELOW), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED.













                                     A-2-1

Certificate Number [_____]                    Number of Common Securities [____]

                    Certificate Evidencing Common Securities

                                       of

                         Dime Community Capital Trust I

                          Fixed Rate Common Securities
                 (Liquidation Amount $1,000 per Common Security)

                  Dime Community Capital Trust I, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that [____________________] is the registered owner (the "Holder") of common securities of the Trust representing undivided common beneficial interests in the assets of the Trust (Liquidation Amount $1,000 per Common Security)(the "Common Securities"). The Common Securities represented hereby are issued pursuant to, and the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities shall in all respects be subject to, the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of March 19, 2004, among Kenneth J. Mahon, Michael Pucella and Lance Bennett, as Administrators, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, the Holder, as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust, including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration, as the same may be amended from time to time (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

                  As set forth in the Declaration, when an Event of Default has occurred and is continuing, the rights of the Holder of Common Securities to payment in respect of Distributions and payments upon Liquidation, redemption or otherwise are subordinated to the rights of payment of holders of the Capital Securities.

                  By acceptance of this Certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  By acceptance of this Certificate, the Holder agrees to treat, for United States federal income tax purposes, the Debt Securities as indebtedness and the Common Securities as evidence of undivided beneficial ownership in the Debt Securities through a grantor trust.

                  This Certificate and the Common Securities evidenced hereby are governed by, and shall be construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.




                                     A-2-2

                  IN WITNESS WHEREOF, the Trust has executed this Certificate this ___ day of ____, 2004.

                                            Dime Community Capital Trust I

                                            By:______________________________
                                                Name:
                                                Title: Administrator




                                     A-2-3

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Common Security will be identical in amount to the Distributions payable on each Capital Security, which is at a fixed rate of interest per annum, which, with respect to any Distribution Period (as defined herein) (such rate, together with the rate of any applicable Liquidated Damages (as defined in the Registration Rights Agreement), is referred to herein as the "Coupon Rate"). Distributions in arrears for more than one Distribution Period will bear interest thereon, compounded quarterly, at the applicable Coupon Rate for each Distribution Period thereafter (to the extent permitted by applicable law). The term "Distributions", as used herein, includes cash Distributions, any such compounded Distributions and any Additional Amounts payable on the Debt Securities and Liquidated Damages, if any, unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debt Securities held by the Institutional Trustee and to the extent the Institutional Trustee has funds legally available in the Property Account therefor. The amount of Distributions payable for any Distribution Period will be computed on the basis of a 360-day year consisting of twelve 30 day months.

                  Except as otherwise described below, Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on January 15th, April 15th, July 15th and October 15th of each year, commencing on July 15, 2004, and on any date of redemption (each, a "Distribution Payment Date"), subject to the Business Day convention specified in the Declaration. The Debt Security Issuer has the right under the Indenture to defer payments of interest on the Debt Securities by extending the interest payment period for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and future consecutive extensions thereof, is referred to herein as an "Extension Period") at any time and from time to time on the Debt Securities, subject to the conditions described below and in the Declaration and the Indenture. No Extension Period may end on a date other than a Distribution Payment Date or extend beyond the Maturity Date, any Optional Redemption Date or the Special Redemption Date, as the case may be. During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue, at an annual rate equal to the Coupon Rate, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension Period, to the extent permitted by applicable law. At the end of any Extension Period, the Debt Security Issuer shall pay all Deferred Interest then accrued and unpaid on the Debt Securities; PROVIDED, HOWEVER, that prior to the termination of any Extension Period, the Debt Security Issuer may further extend such Extension Period, PROVIDED, THAT no Extension Period (including all previous and further consecutive extensions that are part of such Extension Period) shall exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Debt Security Issuer may commence a new Extension Period, subject to the requirements set forth herein and in the Declaration and the Indenture. No interest or Deferred Interest (except any Additional Amounts that may be due and payable) shall be due and payable during an Extension Period, except at the end thereof, but Deferred Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid.



                                     A-2-4

                  As a consequence of any Extension Period, Distributions will be deferred. If Distributions are deferred, the Distributions due shall be paid on the date that the related Extension Period terminates to Holders of the Trust Securities as they appear on the books and records of the Trust on the regular record date immediately preceding the Distribution Payment Date on which such Extension Period terminates to the extent that the Trust has funds legally available for the payment of such Distributions in the Property Account of the Trust.

                  The Common Securities shall be redeemable, and shall be entitled to the Liquidation Distribution, as provided in the Declaration.




                                     A-2-5

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Securities evidenced by this Certificate to:

_____________________________

_____________________________

_____________________________

(Insert assignee's social security or tax identification number)

_____________________________

_____________________________

_____________________________

(Insert address and zip code of assignee),

and irrevocably appoints ___________ as agent to transfer the Common Securities evidenced by this Certificate on the books of the Trust. The agent may substitute another to act for him or her.

                  Date:____________________

                  Signature:________________________

                  (Sign exactly as your name appears on the other side of this Certificate)

                  Signature Guarantee:/1 ________________________



---------------------------
1 Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union, meeting the requirements of the Security registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-2-6

                                                                       EXHIBIT B

                         FORM OF TRANSFEREE CERTIFICATE
                     TO BE EXECUTED BY ACCREDITED INVESTORS

                                                      _________________, [     ]

Dime Community Bancshares, Inc.
Dime Community Capital Trust I
209 Havemeyer Street
Brooklyn, New York  11211

Re: Purchase of $[SPECIFY] Liquidation Amount of Fixed Rate Capital Securities (The "Capital Securities") of Dime Community Capital Trust I (The "Trust")
         -----------------------------------------------------------------------


Ladies and Gentlemen:

                  In connection with our purchase of the Capital Securities, we confirm that:

                  1. We understand that the Capital Securities of the Trust have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Capital Securities that, if we decide to offer, sell or otherwise transfer any such Capital Securities prior to the date which is the later of (i) two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of (Y) the date of original issuance of the Capital Securities and (Z) the last date on which the Trust or any Affiliate (as defined in Rule 405 under the Securities Act) of the Trust was the holder of any such Capital Securities (or any predecessor thereto) and (ii) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale Restriction Termination Date"), then such offer, sale or other transfer will be made only (a) to the Company or the Trust, (b) pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB"), that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (c) pursuant to an exemption from registration, to an "accredited investor" within the meaning of subparagraph (a) (1), (2), (3), (7) or (8) of Rule 501 under the Securities Act that is acquiring any such Capital Securities for its own account or for the account of such an accredited investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, (d) pursuant to offers and sales to a non-U.S. Persons that occur outside the United States pursuant to Regulation S under the Securities Act, or (e) pursuant to another available exemption from the registration requirements of the Securities Act, and in each of the foregoing cases in accordance with any applicable state securities laws and any requirements of law that govern the disposition of our property. If any resale or other transfer of the Capital Securities is proposed to be made pursuant to clause (c) above, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Institutional Trustee as Transfer Agent, which shall provide as applicable, among other things, that the transferee is an accredited investor within the meaning of subparagraph (a)(1),
(2), (3), (7) or (8) of Rule 501 under the Securities Act that is acquiring such Capital Securities for investment purposes and not for any distribution in violation of the Securities Act. In addition, if any resale or other transfer of the Capital Securities is proposed to be made pursuant to clause (b) or (d) above, the transferor, in the case of clause (b), or the transferee, in the case of clause (d), shall deliver a letter substantially in the form of Exhibit C, in the case of clause (b), or Exhibit D, in the case of clause (d), to the Declaration. We acknowledge on our behalf and on behalf of any investor account for which we are purchasing Capital Securities that the Company and the Trust reserve the right prior to any offer, sale or other transfer pursuant to clause
(c) or (e) to require the delivery of any Opinion of Counsel, certifications and/or other information satisfactory to Dime Community Bancshares, Inc. (the "Company") and the Trust. We understand that the certificates for any Capital Securities that we receive prior to the Resale Restriction Termination Date will bear a legend substantially to the effect of the foregoing.

                  2. We are an accredited investor within the meaning of subparagraph (a) (1), (2), (3), (7) or (8) of Rule 501 under the Securities Act purchasing for our own account or for the account of such an accredited investor, and we are acquiring the Capital Securities for investment purposes and not with view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Capital Securities, and we and any account for which we are acting are each able to bear the economic risks of our or its investment.

                  3. We are acquiring the Capital Securities purchased by us for our own account (or for one or more accounts as to each of which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Capital Securities in violation of the Securities Act, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

                  4. In the event that we purchase any Capital Securities, we will acquire such Capital Securities having an aggregate Liquidation Amount of not less than $100,000 for our own account and for each separate account for which we are acting.

                  5. We acknowledge that we either (A) are not a fiduciary of a pension, profit-sharing or other employee benefit plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or to Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or an entity whose assets include "plan assets" by reason of any Plan's investment in the entity and are not purchasing the Capital Securities on behalf of or with "plan assets" by reason of any Plan's investment in the entity and are not purchasing the Capital Securities on behalf of or with "plan assets" of any Plan or (B) are eligible for the exemptive relief available under one or more of the following prohibited transaction class exemptions ("PTCEs") issued by the U.S. Department of Labor: PTCE 96-23, 95-60, 91-38, 90-1 or 84-14.

                  6. We acknowledge that each Plan, by its purchase of the Capital Securities, will be deemed to have directed the Trust to invest in junior subordinated debt securities of the Company, and to have consented to the appointment of the institutional trustee of the Trust.

                  7. We acknowledge that the Company, the Trust and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agree that if any of our acknowledgments, representations, warranties and agreements are no longer accurate, we shall promptly notify the applicable Placement Agent. If we are acquiring any Capital Securities as a fiduciary or agent for one or more investor accounts, we represent that we have sole discretion with respect to each such investor account and that we have full power to make the foregoing acknowledgments, representations and agreements on behalf of each such investor account.

                  You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy thereof to any interested party in any administrative or legal proceeding or other inquiry with respect to matters covered hereby.


                                            ___________________________________
                                            (Name of Purchaser)


                                            By:________________________________

                                            Date:______________________________


                  Upon transfer, the Capital Securities should be registered in the name of the new beneficial owner as follows.

Name:_________________________

Address:______________________

Taxpayer ID Number:_____________________

                                                                       EXHIBIT C

                                          FORM OF TRANSFEROR CERTIFICATE
                                              TO BE EXECUTED FOR QIBs

                                                             __________, [     ]

Dime Community Bancshares, Inc.
Dime Community Capital Trust I
c/o Dime Community Bancshares, Inc.
209 Havemeyer Street
Brooklyn, New York  11211

Re: Purchase of $[_______________] Liquidation Amount of Fixed Rate Capital Securities (The "Capital Securities") of Dime Community Capital Trust I (The "Trust")
         -----------------------------------------------------------------------

                  Reference is hereby made to the Amended and Restated Declaration of Trust of Dime Community Capital Trust I, dated as of March 19, 2004 (the "Declaration"), among Kenneth J. Mahon, Michael Pucella and Lance Bennett, as Administrators, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, Dime Community Bancshares, Inc., as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust. Capitalized terms used but not defined herein shall have the meanings given them in the Declaration.

                  This letter relates to $[_______________] aggregate Liquidation Amount of Capital Securities which are held in the name of [name of transferor] (the "Transferor").

                  In accordance with Section 9.2(b) of the Declaration, the Transferor does hereby certify that such Capital Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Capital Securities and (ii) Rule 144A under the Securities Act ("Rule 144A"), to a transferee that the Transferor reasonably believes is purchasing the Capital Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

                  You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy thereof to any interested party in any administrative or legal proceeding or other inquiry with respect to matters covered hereby.

                                            _____________________________
                                            (Name of Transferor)

                                            By:__________________________
                                                Name:____________________
                                                Title:___________________

                                                Date: ___________________

                                                                       EXHIBIT D

                         FORM OF TRANSFEREE CERTIFICATE
                        TO BE EXECUTED BY NON U.S PERSONS

                                                             __________, [     ]

Dime Community Bancshares, Inc.
Dime Community Capital Trust I
c/o Dime Community Bancshares, Inc.
209 Havemeyer Street
Brooklyn, New York  11211

Re: Purchase of $[SPECIFY] Liquidation Amount of Fixed Rate Capital Securities (The "Capital Securities") of Dime Community Capital Trust I (The "Trust")
         -----------------------------------------------------------------------

                  Reference is hereby made to the Amended and Restated Declaration of Trust of Dime Community Capital Trust I, dated as of March 19, 2004 (the "Declaration"), among Kenneth J. Mahon, Michael Pucella and Lance Bennett, as Administrators, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, Dime Community Bancshares, Inc., as Sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Trust. Capitalized terms used but not defined herein shall have the meanings given them in the Declaration.

                  This letter relates to $[_______________] aggregate Liquidation Amount of Capital Securities which are held in the name of [name of transferor].

                  In accordance with Section 9.2(b) of the Declaration, we do hereby certify that (i) we are not a "U.S. person" (as such term is defined in Rule 902 under the Securities Act), (ii) we are not acquiring the Capital Securities for the account or benefit of any U.S. person and (iii) the offer and sale of the Capital Securities to us constitutes an "offshore transaction" under Regulation S under the Securities Act.

                  You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy thereof to any interested party in any administrative or legal proceeding or other inquiry with respect to matters covered hereby.

                                            _____________________________
                                            (Name of Transferee)


                                            By:__________________________
                                                Name: ___________________
                                                Title: __________________

                                                Date:__________________________






                                      D-1